VANGUARD(R)INTERNATIONAL GROWTH FUND

ANNUAL REPORT - AUGUST 31, 2001

[PHOTO OF SHIP]

STOCK

[THE VANGAURD GROUP(R) LOGO]

SEPTEMBER 11, 2001

On September 11, as we were preparing this report, a series of attacks on our nation by terrorists claimed thousands of lives.

     We want to convey, on behalf of Vanguard's 11,000 crew members, our profound sense of anguish for the victims of the attacks and their families, friends, and colleagues.

     Despite the huge loss of life, the tremendous physical destruction, and the widespread disruption of commerce caused by these attacks, we are confident that the people, financial markets, and economy of the United States will move forward.

     The adaptability and resolve of our people, the resiliency of our markets, and the inherent strength of our economic system have overcome many severe tests in the past 200 years. We believe they will do so again.

     Finally, we salute our clients, who responded to the events of September 11 and their aftermath with patience, reason, and a long-term, not short-term, perspective. We feel privileged to serve such investors.

-- John J. Brennan
   Chairman and Chief Executive Officer


CONTENTS

Letter from the Chairman                1
Report from the Adviser                 6
Fund Profile                            9
Glossary of Investment Terms           11
Performance Summary                    12
Your Fund's After-Tax Returns          13
Financial Statements                   14
Advantages of Vanguard.com             26


SUMMARY

* Vanguard International Growth Fund returned -24.5% during the 12 months ended August 31.

* The average international mutual fund and the unmanaged MSCI EAFE Index recorded similar declines, reflecting the global downturn in stock prices.

* The dollar gained value versus the yen during the period, further reducing returns from Japanese equities for U.S. investors. The dollar/euro exchange rate held relatively steady.

LETTER FROM THE CHAIRMAN

FELLOW SHAREHOLDER,

VANGUARD INTERNATIONAL GROWTH FUND produced disappointing results--returning -24.5%--during the 12 months ended August 31, 2001, as the global economic outlook worsened and declines persisted for stock markets worldwide. As we all know, the stress on world markets intensified in the wake of the tragic events of September 11. This letter, however, necessarily focuses on the factors that influenced your fund's performance during the fiscal year that ended August 31.

     As shown in the table below, your fund's return essentially matched that of the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index, which reflects the performance of stocks in 21 developed countries. The fund's result was slightly better than that of the average international mutual fund. And we considerably outpaced the MSCI EAFE Growth Index--a subset of the EAFE Index that consists of growth-oriented issues. We recognize that it is difficult to find solace in a sharp decline, even if our performance bested the results of some of our benchmarks.

-----------------------------------------------------------------
2001 TOTAL RETURNS                              FISCAL YEAR ENDED
                                                        AUGUST 31
-----------------------------------------------------------------
VANGUARD INTERNATIONAL GROWTH FUND                         -24.5%
Average International Fund*                                -26.9
MSCI EAFE Growth Index                                     -34.3
MSCI EAFE Index                                            -24.4
-----------------------------------------------------------------

Admiral Shares (Since August 13, 2001, inception)
-----------------------------------------------------------------
Vanguard International Growth Fund                          -2.0%
-----------------------------------------------------------------
*Derived from data provided by Lipper Inc.

     The fund's total return is based on a decrease in net asset value from $22.23 per share on August 31, 2000, to $15.41 per share on August 31, 2001, and is adjusted for a dividend of $0.22 per share paid from net investment income and a distribution of $1.42 per share paid from net realized capital gains.

     Just before the fiscal-year end, we launched a new, lower-cost class of shares for long-time International Growth Fund investors and those with substantial assets in the fund. Over any time period, the performance of the fund's Admiral Shares can be expected to slightly exceed that of its Investor Shares, owing to the Admiral Shares' cost advantage. The price of the fund's Admiral Shares declined from $50.00 at their inception (on August 13) to $49.02 on August 31, resulting in a return of -2.0% for the brief period.

     If you hold your shares in a taxable account, you may wish to review our report on the fund's after-tax returns on page 13.

ECONOMIC OVERVIEW

Global economic activity slowed considerably faster than predicted during the 12 months ended August 31, 2001. With corporate profits plunging, capital spending declined sharply: From January through June of 2001, worldwide industrial production fell an estimated 6%. All of the world's major central banks responded to the economic downturn by lowering interest rates.

-------------------------------------------------------------------------------
MARKET BAROMETER                                   AVERAGE ANNUAL TOTAL RETURNS
                                                  PERIODS ENDED AUGUST 31, 2001

                                                   ONE       THREE         FIVE
                                                  YEAR       YEARS        YEARS
-------------------------------------------------------------------------------
STOCKS
MSCI EAFE Index (International)                 -24.4%        1.4%         2.6%
S&P 500 Index (Large-caps)                      -24.4         7.1         13.3
Russell 2000 Index (Small-caps)                 -11.6        13.0          8.4
Wilshire 5000 Index (Entire market)             -25.6         7.4         11.8
-------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index (Entire market)      12.4%        6.8%         8.2%
Lehman 10 Year Municipal Bond Index               9.6         5.8          7.0
Salomon Smith Barney 3-Month
 U.S. Treasury Bill Index                         5.3         5.1          5.2
===============================================================================
CPI
Consumer Price Index                              2.7%        2.8%         2.4%
-------------------------------------------------------------------------------

     No central bank cut rates faster or further than the U.S. Federal Reserve Board. As shown in the chart below, the Fed reduced its target for short-term interest rates from 6.50% to 3.50% in the space of eight months. U.S. policymakers hoped that the reduced cost of borrowing would prompt a rebound in capital spending by businesses and shore up consumer confidence. However, corporate spending remained weak, as numerous companies faced earnings declines and, in many cases, significant overcapacity. An upturn in unemployment made consumers more cautious. Even so, consumer spending, which accounts for two-thirds of U.S. economic activity, proved sufficient to keep the overall economy from shrinking during the fiscal year.

--------------------------------------------------------------------------------
FEDERAL RESERVE INTEREST RATE CUTS (12 MONTHS ENDED AUGUST 31, 2001)

CHANGES IN TARGET FEDERAL FUNDS RATE

The federal funds rate is the level of interest that banks charge each other for overnight loans made through the Federal Reserve System. By setting a target for that rate, the Fed hopes to influence short-term rates charged by banks and other lenders.

[CHART APPEARS HERE]
[SCALE 3.0% TO 7.0%]

2000                6.50%
Jan. 3, 2001        6.00
Jan. 31, 2001       5.50
Mar. 20, 2001       5.00
Apr. 18, 2001       4.50
May 15, 2001        4.00
June 27, 2001       3.75
Aug. 21, 2001       3.50
--------------------------------------------------------------------------------
Source: Federal Reserve Board.

     Although U.S. economic growth continued, it was barely perceptible. According to an estimate from the Commerce Department, the economy expanded at an inflation-adjusted annual rate of 0.3% in the second quarter of 2001. And the trend was downward: This anemic rise in real gross domestic product followed increases of 1.9% in the fourth quarter of 2000 and 1.3% in the first quarter of 2001. The U.S. economic downturn was bad news for the rest of the world, as it called into question the ability of Americans to continue to consume so many goods and services from other nations.

--------------------------------------------------------------------------------
The U.S. economic downturn called into question the ability of Americans to continue to consume so many goods and services from other nations.
--------------------------------------------------------------------------------

     In Japan, which has endured a decade-long economic slump, a nascent recovery appeared to stall during the fiscal year. Fewer Japanese goods and services were produced in first-quarter 2001 than in the previous quarter, even though interest rates had fallen nearly to zero. With exports also down, and unemployment up, Japan's new prime minister, Junichiro Koizumi, plainly faced serious challenges in attempting to reform the world's second-largest economy.

     In Europe, the economies of Germany, the United Kingdom, and France grew in late 2000 and early 2001, but much more slowly than they had in the recent past. In Germany, second-quarter investments in new plants and equipment increased at the slowest pace in more than five years. The stories were similar in France and in the United Kingdom, where the strength of the British pound was blamed for some of the downturn in business among manufacturers. The European Central Bank lowered interest rates in May and August. The Bank of England cut short-term interest rates four times.

     News reports about the emerging markets during the fiscal year focused on recession-wracked Argentina, which spawned a currency crisis. Brazil's currency, the real, shed a third of its value versus the dollar.

FINANCIAL MARKETS IN REVIEW

Amid the global economic downturn, stock prices fell worldwide. Bonds, however, delivered terrific results in the 12 months through August 31.

     Stocks in developed international markets, as measured by the EAFE Index, returned -24.4% in U.S. dollar terms. The performance of growth and value stocks diverged widely, though both posted significant declines. (The growth stocks in the EAFE Index returned -34.3%, while the index's value stocks fell -13.0%.) International returns were more consistent on a regional basis. Stocks in both Europe and the Pacific Rim were down by about one-fifth in local currency terms. However, for U.S. investors, the yen's weakness versus the dollar worsened returns from Japanese equities. The MSCI Pacific Free Index, which is dominated by Japan, returned -23.4% in local currencies and -30.5% in dollars.

     The Select Emerging Markets Free Index returned -9.7% in local currencies and -23.6% in dollars, reflecting in part the decline of the Brazilian real in the 12-month period.

     From September 2000 through August 2001, the U.S. stock market, as measured by the Wilshire 5000 Total Market Index, recorded a total return of -25.6%. Technology stocks were the hardest hit--the tech-heavy Nasdaq Composite Index fell nearly -57% during the period, and is now some -60% off its peak, reached in March 2000. Mid- and small-cap value stocks, meanwhile, delivered double-digit gains for the third consecutive fiscal year.

     Investment-grade U.S. bonds, as measured by the Lehman Brothers Aggregate Bond Index, returned a stellar 12.4% during the period. Falling interest rates boosted bond prices, particularly at the short end of the maturity spectrum.


FISCAL 2001 PERFORMANCE OVERVIEW

As noted, Vanguard International Growth Fund returned -24.5% during the 12 months ended August 31, 2001. The sharp and disappointing decline was only the second negative return posted by the fund in the past ten fiscal years. It returned -3.0% in fiscal 1998, but followed that up with excellent gains of 21.7% and 18.7% in fiscal years 1999 and 2000, respectively.

     Your fund's return was in line with those of the average international fund and the EAFE Index. It was notably better than that of the EAFE Growth Index because we held smaller stakes in technology and telecommunications stocks than did the index.

     The fund's country weightings did not change much during the period. Your fund's adviser, Schroder Investment Management North America Inc., increased its stake in Japan to 19% of assets as of August 31, up from about 15% a year earlier. The adviser is hopeful that Japan's new prime minister will be a serious reformer and a catalyst for economic and financial growth. Nonetheless, the fund's commitment to Japanese equities is slightly smaller than that of the EAFE Index. The adviser has also maintained a hedge against much of our exposure to the yen, believing that real reforms in Japan will require a weaker currency. Investments in the emerging markets dropped to 5.2% of assets from 9.6% a year earlier.

     As of August 31, the fund held 125 stocks, with the top ten holdings accounting for 29% of assets.

--------------------------------------------------------------------------------
Our fund returned -24.5%-- a disappointing result, but still ahead of the result of its average competitor.
--------------------------------------------------------------------------------

LONG-TERM PERFORMANCE OVERVIEW

In our view, investors are best served by focusing on the long term. As you can see in the table on page 5, the International Growth Fund's average annual return for the past ten years was 7.8%. This was a rock-solid result in relative terms. Our fund handily outpaced both competing funds and broad, unmanaged measures of international stock returns.

-------------------------------------------------------------------------------
TOTAL RETURNS                                                   TEN YEARS ENDED
                                                                AUGUST 31, 2001
                                         --------------------------------------
                                         AVERAGE                 FINAL VALUE OF
                                          ANNUAL                      A $10,000
                                          RETURN             INITIAL INVESTMENT
-------------------------------------------------------------------------------
VANGUARD INTERNATIONAL GROWTH FUND          7.8%                      $  21,212
Average International Fund                  6.3                          18,462
MSCI EAFE Growth Index                      3.1                          13,587
MSCI EAFE Index                             5.6                          17,286
-------------------------------------------------------------------------------

     The fund's competitive long-term performance is the result of generally favorable investment conditions and, notably, the skill of our adviser, Schroder Investment Management. We salute, in particular, Richard Foulkes, who will soon mark his 20th anniversary as the fund's portfolio manager. Few advisers can equal his dedication to shareholders or his investment discipline over such an extended period.

     We believe your fund will continue to provide long-term returns that are superior to those of its peers. We base this belief on the skill of our adviser and on our low costs, which provide shareholders with an important advantage year in and year out--and especially over the long run. Your fund's expense ratio (annualized operating expenses as a percentage of average net assets) for the fiscal year was 0.61%, or $6.10 per $1,000 invested. According to data from Lipper Inc., the average international fund charged 1.69% ($16.90 per $1,000 of assets)--nearly three times as much.

IN SUMMARY

Financial markets worldwide are still recovering from the shock of September's terrorist attacks. But even before that, the markets had experienced a period of extreme changes over several years. The spectacular equity returns of the late 1990s have been followed by generally dismal results. But just as we urged investors to assume that the stock market's good times wouldn't last forever, we are now encouraging investors to understand that market declines always come to an end. Of course, exactly when and why markets shift is not predictable.

     To avoid being whipsawed by market shifts, we recommend holding a mix of domestic and international stock funds, bond funds, and money market funds that is right for your goals and your tolerance for risk. Once you have such a plan in place, it is best to stay the course.

Sincerely,


John J. Brennan
Chairman and Chief Executive Officer September 14, 2001

REPORT FROM THE ADVISER

In fiscal 2001, VANGUARD INTERNATIONAL GROWTH FUND offered no protection from the global bear market. The fund fell by -24.5%, in line with the MSCI EAFE Index, but some 2 percentage points ahead of the average international stock mutual fund. In the 20 years that I have been managing your fund, such a fall is unparalleled. I have never felt humbler.


THE INVESTMENT ENVIRONMENT

In this letter we necessarily leave aside the dreadful events of September 11, which occurred after our fiscal reporting period ended. Even before that shock, fiscal 2001 was a terrible year for many growth stocks: The EAFE Growth Index fell by -34.3% in dollar terms, compared with a fall of -13.0% in EAFE's value stocks. Technology and telecommunication stocks did most of the damage; companies dependent on business investment, advertising, and discretionary consumer spending did most of the rest. No major stock market avoided these declines, but several industries did--notably, pharmaceutical companies, all types of food manufacturing, retailing, and many utilities.

     Business confidence has collapsed in one country after another, though some regions put up a struggle to stay positive, notably continental Europe, where tax cuts and a cheap currency have helped. Consumers have shown more fortitude, but this too began to crack toward the end of the fiscal year as jobs became harder to find. However, except in Japan, governments have many tools with which to stimulate demand.

     In Europe, including the United Kingdom, all evidence points to a typical economic cycle, which normally would be expected to touch bottom in six to nine months. This is encouraging for investors because stocks are cheap by almost all criteria, and so is the euro.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The adviser believes that superior long-term investment results can be achieved by selecting the stocks of companies with the potential for above-average earnings growth, with particular emphasis on companies in countries with favorable business and market environments.
--------------------------------------------------------------------------------

     Japan is different. A new reformist prime minister was elected in April and appears to have the guts to take the measures necessary to rescue Japan from economic stagnation. This is a case of "no pain, no gain." However, we have as yet seen no significant policy moves to confirm our judgment. The Japanese stock market is at its cheapest level in 20 years, but it requires a powerful catalyst to realize its upside potential.

OUR SUCCESSES

Against such a background, one-quarter of the stocks in the International Growth portfolio had a positive return for the year. These were disproportionately in the United Kingdom, where, as in the past, many of our most defensive stocks were sited. Seven of our 15 French stocks also rose in value. Fortunately, France and the United Kingdom represented more than half of our total European position. These defensive stocks are now unusually expensive, and risk falling out of the market's favor, even though earnings expectations may be fully met. For this reason, we have slowly taken profits from these stocks, reinvesting the sale proceeds in more reasonably valued equities.

     Our extreme caution toward Japan prior to the spring election there also served us well, and we benefited additionally from hedging any yen exposure back to dollars for much of the year. However, Mr. Koizumi's election heralded a false dawn, and our substantial purchases among Japanese companies that we predict will benefit from the new government have not yet yielded the desired result.

OUR SHORTFALLS

Six months ago, our portfolio was relatively well positioned for the collapse in markets that has ensued. Unfortunately, we got started too soon on the process of recycling our winners into more economically sensitive European stocks and into Japan. Our timing proved costly. We stand by our new stock selections, but could have bought them at much cheaper prices.

     A second frustration is that we sold the last of our oil stocks, believing that their prices had risen as much as could be expected. While this proved to be true, we must acknowledge that they have continued to hold up in price much better than the stocks we still own.

THE FUND'S POSITIONING

Times of rapid technological change attract an avalanche of capital to both new and established companies; the easy money and heightened competition kill the business plans of many and the profitability, in the short term, of all. The survivors will be new growth stocks with strong market positions and renewed pricing power. Those we can identify are already in the portfolio, and we are slowly building positions in companies like Nokia, STMicroelectronics, and ARM Holdings. We're currently investing 10% of the portfolio in technology stocks, some of which appear modestly valued--though their earnings prospects are still very uncertain in the near term. We shall look to build up these positions.

     An additional 25% of the portfolio is invested in stocks that are unlikely to perform until investors believe that their respective local economies are approaching a trough. Prominent among these are media corporations such as France's Vivendi and companies with retailing or leisure businesses. Under normal circumstances, we would expect the trough to occur in the first half of 2002, but we don't foresee it any time soon in Japan.

Of the 19% of the portfolio invested in Japan, half is committed to defensive businesses that we believe will restructure with government encouragement. A quarter is in electronics, with a bias toward specialized companies and away from the larger manufacturers, and the remaining quarter is in cheap cyclicals.

About 25% of the portfolio is in financial companies, predominately banks (though not in Japan, where the outlook for financial stocks appears very poor). Our holdings are notably biased toward banks that serve consumers rather than corporations, which have less predictable prospects. We have also retained a prominent holding in ING, a Dutch-based insurance group with extensive European retail banking interests, which has served us well and still looks cheap.

     Finally, we have nearly 30% of the portfolio in nontech growth stocks, which have also served us well in the past year. Many of these stocks have become expensive, as they have been bid up by investors seeking safe havens. In the short term, we shall selectively reduce holdings. But in the long term, this part of the portfolio will contain many of the winners of the future.

     The horrendous events of September 11 have affected the value of the fund. The heightened uncertainty that is now a part of all of our lives will not help the much-desired economic recovery in Europe or the United States. But even if recovery is delayed, it will come as day follows night.

Richard Foulkes, Executive Vice President
Schroder Investment Management North America Inc.

September 14, 2001

FUND PROFILE                                               AS OF AUGUST 31, 2001
 FOR INTERNATIONAL GROWTH FUND

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to both an unmanaged index that we consider a "best fit" for the fund and a broad market index. Key terms are defined on page 11.


-----------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                      BEST       MSCI
                           FUND       FIT*       EAFE
-----------------------------------------------------
Number of Stocks            125        314        918
Turnover Rate               48%         --         --
Expense Ratio
 Investor Shares          0.61%         --         --
 Admiral Shares         0.54%**         --         --
Cash Investments           3.0%         --         --
-----------------------------------------------------


-------------------------------------------
TEN LARGEST HOLDINGS
 (% OF TOTAL NET ASSETS)

ING Groep NV                           7.3%
  (financial services)
Vivendi Universal SA                   3.5
  (diversified utilities)
Suez SA                                2.9
  (conglomerate)
Bank of Scotland PLC                   2.9
  (banking)
AstraZeneca Group PLC                  2.4
  (pharmaceuticals)
Samsung Electronics Co., Ltd.          2.4
  (electronics)
L'Air Liquide SA (Registered)          2.1
  (chemicals)
East Japan Railway Co.                 2.1
  (transportation)
Vodafone Group PLC                     2.0
  (cellular telecommunications)
Standard Chartered PLC                 1.8
  (banking)
-------------------------------------------
Top Ten                               29.4%
-------------------------------------------


-----------------------------------------------
VOLATILITY MEASURES

                          BEST             MSCI
                FUND      FIT*     FUND    EAFE

R-Squared       0.88      1.00     0.88    1.00
Beta            0.80      1.00     0.92    1.00
-----------------------------------------------


--------------------------
ALLOCATION BY REGION


EMERGING MARKETS        5%
PACIFIC                24%
EUROPE                 71%
--------------------------


 *MSCI EAFE Growth Index.
**Annualized.

Country Diversification table is on the next page.

                                                           [PICTURE OF COMPUTER]
                                                               VISIT OUR WEBSITE
                                                                WWW.VANGUARD.COM
                                                           FOR REGULARLY UPDATED
                                                               FUND INFORMATION.

----------------------------------------------------------
COUNTRY DIVERSIFICATION
 (% OF COMMON STOCKS)
                                           BEST      MSCI
                                  FUND     FIT*      EAFE
----------------------------------------------------------
EUROPE

United Kingdom                    22.1%    21.0%     22.5%
France                            17.9      9.6      11.3
Netherlands                       12.4      4.7       5.8
Ireland                            4.1      0.7       0.7
Switzerland                        3.4      7.2       6.9
Germany                            3.4      8.8       8.2
Sweden                             2.6      2.0       2.2
Italy                              2.3      4.9       4.7
Spain                              1.3      2.9       3.2
Finland                            0.7      2.1       1.4
Belgium                            0.7      1.4       1.1
Austria                            0.0      0.3       0.2
Denmark                            0.0      1.1       1.0
Greece                             0.0      0.6       0.4
Norway                             0.0      1.2       0.5
Portugal                           0.0      0.6       0.5
----------------------------------------------------------
Subtotal                          70.9%    69.1%     70.6%
----------------------------------------------------------
PACIFIC

Japan                             19.0%    23.3%     23.1%
Hong Kong                          2.8      2.5       2.0
Singapore                          2.1      1.3       1.0
Australia                          0.0      3.6       3.2
New Zealand                        0.0      0.2       0.1
----------------------------------------------------------
Subtotal                          23.9%    30.9%     29.4%
----------------------------------------------------------
EMERGING MARKETS

South Korea                        2.5%      --        --
Taiwan                             2.2       --        --
Mexico                             0.3       --        --
Brazil                             0.2       --        --
----------------------------------------------------------
Subtotal                           5.2%      --        --
----------------------------------------------------------
Total                            100.0%   100.0%    100.0%
----------------------------------------------------------
*MSCI EAFE Growth Index.

GLOSSARY OF INVESTMENT TERMS

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the fund's "best fit" index benchmark and an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the index rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by the fund's "best fit" index benchmark and by an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY                                        AS OF AUGUST 31, 2001
 FOR INTERNATIONAL GROWTH FUND

In the performance summary below, all of the data represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE AUGUST 31, 1991-AUGUST 31, 2001

           INTERNATIONAL              AVERAGE
             GROWTH FUND        INTERNATIONAL      MSCI EAFE     MSCI EAFE
         INVESTOR SHARES                FUND*   GROWTH INDEX         INDEX

199108             10000                10000          10000         10000
199111              9728                10160          10160         10213
199202             10159                10743           9913         10135
199205             10579                11142           9729         10147
199208             10149                10558           9875         10010
199211              9569                10045           9303          9385
199302              9803                10457           9500          9717
199305             11234                11833          11327         11811
199308             12287                12687          12148         12683
199311             12522                12637          11032         11663
199402             14304                14333          12473         13525
199405             14026                14020          12211         13414
199408             14798                14668          12724         14059
199411             14118                13861          12082         13394
199502             13317                13041          11771         12923
199505             14842                14009          12923         14075
199508             15354                14485          12903         14129
199511             15584                14537          13203         14408
199602             16610                15387          13727         15100
199605             17468                16085          14104         15577
199608             17307                15762          13717         15241
199611             18445                16664          14431         16101
199702             18724                16899          13796         15589
199705             20452                17979          14849         16752
199708             20048                17931          14855         16620
199711             19117                17438          14315         16037
199802             21069                19183          16168         18002
199805             22079                20460          16443         18613
199808             19449                17656          14955         16597
199811             21738                19226          16792         18675
199902             21895                19444          17278         18893
199905             22423                20175          16930         19425
199908             23669                21693          18034         20858
199911             25622                24357          20725         22616
200002             29342                27278          22950         23701
200005             28129                24927          20490         22755
200008             28091                25519          20111         22850
200011             24868                22155          17092         20428
200102             24392                21304          15605         19558
200105             23235                20386          14916         18834
200108             21212                18462          13587         17286
--------------------------------------------------------------------------------
                                AVERAGE ANNUAL TOTAL RETURNS
                               PERIODS ENDED AUGUST 31, 2001
                              ------------------------------      FINAL VALUE
                                 ONE        FIVE         TEN     OF A $10,000
                                YEAR       YEARS       YEARS       INVESTMENT
--------------------------------------------------------------------------------
International Growth
  Fund Investor Shares        -24.49%       4.15%       7.81%       $  21,212
Average International Fund*   -26.88        3.41        6.32           18,462
MSCI EAFE Growth Index        -34.27       -0.73        3.11           13,587
MSCI EAFE Index               -24.35        2.55        5.63           17,286
--------------------------------------------------------------------------------

                                            TOTAL RETURNS       FINAL VALUE OF A
                        AUGUST 13, 2001-AUGUST 31, 2001**    $250,000 INVESTMENT

International Growth
  Fund Admiral Shares                              -1.96%             $  245,100
MSCI EAFE Index                                    -1.65                 245,883
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%) AUGUST 31, 1991-AUGUST 31, 2001

                  INTERNATIONAL
                    GROWTH FUND                MSCI EAFE
                INVESTOR SHARES             GROWTH INDEX

1992                   1.5                       1.5
1993                  21.1                      23.0
1994                  20.4                       4.7
1995                   3.8                       1.4
1996                  12.7                       6.3
1997                  15.8                       8.3
1998                  -3.0                       0.7
1999                  21.7                      20.6
2000                  18.7                      11.5
2001                 -24.5                     -34.3
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED JUNE 30, 2001

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal year. Securities and Exchange Commission rules require that we provide this information.

                                                                 TEN YEARS
                                              ONE    FIVE ----------------------
                           INCEPTION DATE    YEAR   YEARS  CAPITAL INCOME  TOTAL
--------------------------------------------------------------------------------
International Growth Fund
 Investor Shares                9/30/1981 -23.49%   4.83%    7.06%  1.45%  8.51%
--------------------------------------------------------------------------------

 *Derived from data provided by Lipper Inc.
**Since inception.
See Financial Highlights table on page 19 for dividend and capital gains information for the past five years.

YOUR FUND'S AFTER-TAX RETURNS

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund's distributions, and
(2) assuming that an investor paid taxes on the fund's distributions and sold all shares at the end of each period.

     Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. (In the example that assumes all fund shares were sold, a negative pre-tax total return translates into a higher after-tax return. This is because the calculation assumes that the investor received a tax deduction for the loss incurred on the sale.)

     Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

     Finally, keep in mind that a fund's performance--whether before or after taxes--does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                       PERIODS ENDED AUGUST 31, 2001
                                              ONE YEAR    FIVE YEARS   TEN YEARS
                                             -----------------------------------
INTERNATIONAL GROWTH FUND INVESTOR SHARES
   Return Before Taxes                         -24.49%         4.15%       7.81%
   Return After Taxes on Distributions         -25.98          2.85        6.87
   Return After Taxes on Distributions
    and Sale of Fund Shares                    -13.63          3.19        6.35
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS
  AUGUST 31, 2001

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by country. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
INTERNATIONAL GROWTH FUND                          SHARES                 (000)
--------------------------------------------------------------------------------
COMMON STOCKS (97.1%)
--------------------------------------------------------------------------------
BELGIUM (0.7%)
   UCB SA                                   $     600,000        $       25,453
   Groupe Bruxelles Lambert SA                    429,000                23,966
                                                                 --------------
                                                                 $       49,419
                                                                 --------------
BRAZIL (0.2%)

   Brasil Telecom Participacoes ADR               331,300                 9,674
   Embratel Participacoes ADR                     285,600                 1,157
                                                                 --------------
                                                                 $       10,831
                                                                 --------------
FINLAND (0.7%)

   Stora Enso Oyj R Shares                      2,257,000                26,345
   Nokia Oyj                                    1,500,000                23,477
                                                                 --------------
                                                                 $       49,822
                                                                 --------------
FRANCE (17.3%)

   Vivendi Universal SA                         4,493,261               245,712
   Suez SA                                      5,970,000               203,364
   L'Air Liquide SA (Registered)                1,030,000               145,491
   Thales Ex Thomson-CSF                        2,495,733                92,338
   BNP Paribas                                    908,000                83,306
*  Lafarge SA                                     850,000                77,097
   Sodexho Alliance SA                          1,579,664                76,052
   Accor SA                                     1,903,000                74,505
   Havas Advertising SA                         5,210,000                48,273
   Aventis                                        588,000                42,997
   Sanofi-Synthelabo SA                           563,913                36,907
   Schneider Electric SA                          648,700                35,945
   Alstom                                         750,000                20,398
   France Telecom SA                              581,000                18,651
   Canal Plus SA                                  849,000                 2,830
                                                                 --------------
                                                                 $    1,203,866
                                                                 --------------
GERMANY (3.3%)

   BASF AG                                      2,827,000               115,560
   Muenchener
   Rueckversicherungs-Gesellschaft
     AG (Registered)                              230,000                65,938
   ProSieben Sat.1 Media AG                     2,214,000                23,128
   Bayerische Motoren Werke AG                    689,000                22,125
                                                                 --------------
                                                                 $      226,751
                                                                 --------------

HONG KONG (2.7%)

*  China Mobile
     (Hong Kong) Ltd.                          16,667,500                52,035
   Henderson Land Development Co., Ltd.        11,000,000                50,208
   Swire Pacific Ltd. A Shares                  8,678,000                42,168
   Cheung Kong Holdings Ltd.                    4,013,000                37,045
   Johnson Electric Holdings Ltd.               7,632,000                 9,100
                                                                 --------------
                                                                 $      190,556
                                                                 --------------
IRELAND (4.0%)

   Bank of Ireland PLC                         12,840,284               122,354
*  Elan Corp. PLC ADR                           1,900,000                98,705
   Allied Irish Banks PLC                       5,168,000                58,212
                                                                 --------------
                                                                 $      279,271
                                                                 --------------

ITALY (2.3%)

   Assicurazioni Generali SpA                   2,511,000                79,491
   Olivetti SpA                                31,279,684                45,888

-------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
                                                   SHARES                 (000)
-------------------------------------------------------------------------------
   Mediobanca Banca
     di Credito Finanziaria SpA             $   2,684,000        $       32,719
                                                                 --------------
                                                                 $      158,098
                                                                 --------------
JAPAN (18.5%)

   East Japan Railway Co.                          24,268               143,160
   Nippon Telegraph and Telephone Corp.            26,320               119,434
   Fuji Photo Film Co., Ltd.                    2,858,000               106,154
   Mabuchi Motor Co.                            1,088,100                97,928
   Yamanouchi Pharmaceuticals Co., Ltd.         3,255,000                77,545
   Ricoh Co.                                    4,719,000                76,812
   Mitsui & Co., Ltd.                           9,758,000                67,158
   Nomura Securities Co., Ltd.                  3,803,000                64,555
   Takeda Chemical Industries Ltd.              1,565,000                64,309
   Hitachi Ltd.                                 6,792,000                55,591
   Nippon Television Network Corp.                174,640                43,997
   Tokyo Electric Power Co.                     1,684,000                43,444
   Murata Manufacturing Co., Ltd.                 563,300                33,608
   Yasuda Fire & Marine Insurance Co.           4,370,000                31,765
   Bridgestone Corp.                            3,172,000                26,735
   West Japan Railway Co.                           4,800                26,259
   Sumitomo Electric Industries Ltd.            2,726,000                25,061
   TDK Corp.                                      479,500                24,982
   Daiichi Pharmaceutical Co., Ltd.               900,000                21,025
   Sony Corp.                                     433,800                19,284
   SMC Corp.                                      199,600                18,182
   Matsushita Electric Industrial Co.,Ltd.      1,184,000                17,949
   Rohm Co., Ltd.                                 155,100                17,087
   Hirose Electric Co., Ltd.                      237,900                15,713
*  Nippon Unipac Holding                            2,500                13,760
   Omron Corp.                                    901,000                12,773
   NGK Spark Plug Co.                           1,600,000                11,429
   Sankyo Co., Ltd.                               245,000                 5,816
                                                                 --------------
                                                                 $    1,281,515
                                                                 --------------
MEXICO (0.3%)

*  Grupo Televisa SA GDR                          527,200        $       19,243
                                                                 --------------

NETHERLANDS (12.0%)

   ING Groep NV                                16,035,312               506,320
   TPG NV                                       4,708,000               100,288
   Koninklijke (Royal) Philips
     Electronics NV                             2,942,000                79,319
*  Buhrmann NV                                  4,645,158                38,609
   STMicroelectronics NV                        1,170,000                35,604
*  ASML Holding NV                              1,390,000                24,697
*  Getronics NV                                 6,799,368                19,703
   Heineken NV                                    450,000                18,865
   Oce NV                                         867,166                 8,704
                                                                 --------------
                                                                 $      832,109
                                                                 --------------

SINGAPORE (2.0%)

   DBS Group Holdings Ltd.                      8,765,721                68,960
   Singapore Press Holdings Ltd.                2,162,486                24,587
   United Overseas Bank Ltd.                    3,000,000                19,294
   City Developments Ltd.                       6,337,000                18,376
   Singapore Technologies Engineering Ltd.      5,000,000                 7,293
                                                                 --------------
                                                                 $      138,510
                                                                 --------------
SOUTH KOREA (2.4%)

   Samsung Electronics Co., Ltd.                1,119,402               166,492
                                                                 --------------

SPAIN (1.2%)

   Bankinter SA                                 1,232,000                43,859
   Altadis SA                                   2,570,346                41,210
                                                                 --------------
                                                                 $       85,069
                                                                 --------------

SWEDEN (2.5%)

   Svenska Handelsbanken AB A Shares            5,341,000                76,416
   Assa Abloy AB                                3,133,000                35,830
   Electrolux AB Series B                       2,600,000                35,084
   Skandia Forsakrings AB                       3,720,000                25,989
                                                                 --------------
                                                                 $      173,319
                                                                 --------------
Switzerland (3.3%)

   Novartis AG (Registered)                     2,440,000                88,959
*  Syngenta AG                                  1,517,212                79,315
   Clariant AG                                  1,730,000                31,718
   Adecco SA (Registered)                         610,000                29,860
                                                                 --------------
                                                                 $      229,852
                                                                 --------------
TAIWAN (2.2%)
   United Microelectronics Warrants
     Exp. 2/15/2002                            40,425,600                52,897
*  Taiwan Semiconductor Manufacturing Co.
     Warrants Exp. 12/28/2001                  17,171,000                44,136
*  Taiwan Semiconductor Manufacturing Co.
     Warrants Exp. 3/28/2002                    8,350,285                21,544
   Silicon Precision Industries Co.
     Warrants Exp. 7/11/2002                   16,940,000                11,999
*  Taiwan Semiconductor Manufacturing Co.
     Warrants Exp. 2/15/2002                    3,676,400                 9,426
*  Taiwan Semiconductor Manufacturing Co.
     Warrants Exp. 10/23/2001                   3,670,000                 9,406
                                                                 --------------
                                                                 $      149,408
                                                                 --------------
UNITED KINGDOM (21.5%)

   Bank of Scotland PLC                        16,111,000               199,573
   AstraZeneca Group PLC                        3,469,000               167,409

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
INTERNATIONAL GROWTH FUND                          SHARES                 (000)
--------------------------------------------------------------------------------
   Vodafone Group PLC                       $  70,844,410        $      141,296
   Standard Chartered PLC                      10,280,700               124,816
   Boots Co. PLC                                8,088,000                80,949
   Kingfisher PLC                              14,671,818                79,487
   Tesco PLC                                   20,638,366                77,984
   Dixons Group PLC                            20,500,000                65,864
   Reuters Group PLC                            5,536,000                62,394
   EMI Group PLC                                9,143,000                54,374
   Electrocomponents PLC                        5,929,000                45,323
   Logica PLC                                   4,237,000                42,898
   BAA PLC                                      4,390,000                40,849
   Reckitt Benckiser PLC                        2,644,000                40,193
   United Business Media PLC                    4,535,863                36,055
   Provident Financial PLC                      3,400,000                31,835
*  ARM Holdings PLC                             7,745,000                31,119
   IMI PLC                                      8,935,000                28,902
   Royal Bank of Scotland Group PLC             1,108,000                27,643
   Smith & Nephew PLC                           4,720,000                24,647
   Airtours PLC                                 5,813,100                21,712
   Tomkins PLC                                  7,670,000                20,248
   Bodycote International PLC                   4,579,000                17,460
   Pace Micro Technology PLC                    1,913,000                 9,462
*  Woolworths Group PLC                        16,139,000                 7,491
   Granada PLC                                  3,127,000                 6,758
*  Telewest Communications PLC                  7,085,130                 5,370
*  Kewill Systems PLC                             618,000                   394
*  Autonomy Corp. PLC                              35,562                   162
                                                                 --------------
                                                                 $    1,492,667
                                                                 --------------
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS
     (COST $6,915,319)                                           $    6,736,798
--------------------------------------------------------------------------------
                                                     FACE                MARKET
                                                   AMOUNT                VALUE*
                                                    (000)                 (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (12.5%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
     Obligations in a Pooled Cash Account
     3.67%, 9/4/2001                        $     246,375        $      246,375
     3.69%, 9/4/2001--Note G                      624,797               624,797
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
     (COST $871,172)                                             $      871,172
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (109.6%)
     (COST $7,786,491)                                           $    7,607,970
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-9.6%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                     28,905
Security Lending Collateral
     Payable to Brokers--Note G                                        (624,797)
Other Liabilities                                                       (69,534)
                                                                 ---------------
                                                                 $     (665,426)
                                                                 ---------------
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                $    6,942,544
--------------------------------------------------------------------------------
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
ADR--American Depositary Receipt.
GDR--Global Depositary Receipt.

--------------------------------------------------------------------------------
AT AUGUST 31, 2001, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                                         Amount
                                                                           (000)
--------------------------------------------------------------------------------
Paid-in Capital--Note E                                          $    7,006,437
Undistributed Net
   Investment Income--Notes E and F                                      95,273
Accumulated Net
   Realized Gains--Note E                                                66,573
Unrealized Depreciation--Note F
   Investment Securities                                               (178,521)
   Foreign Currencies and
     Forward Currency Contracts                                         (47,218)
--------------------------------------------------------------------------------
NET ASSETS                                                       $    6,942,544
================================================================================

Investor Shares--Net Assets
Applicable to 418,304,655 outstanding $.001
   par value shares of beneficial interest
     (unlimited authorization)                                   $    6,447,402
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-- INVESTOR SHARES                      $        15.41
================================================================================

Admiral Shares--Net Assets
Applicable to 10,100,689 outstanding $.001
   par value shares of beneficial interest
     (unlimited authorization)                                   $      495,142
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-- ADMIRAL SHARES                       $        49.02
================================================================================

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain
(Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

--------------------------------------------------------------------------------
                                                      INTERNATIONAL GROWTH FUND
                                                     YEAR ENDED AUGUST 31, 2001
                                                                          (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Dividends*                                                    $      121,939
   Interest                                                              19,782
   Security Lending                                                       4,118
--------------------------------------------------------------------------------
Total Income                                                     $      145,839
--------------------------------------------------------------------------------
EXPENSES
Investment Advisory Fees--Note B
   Basic Fee                                                             10,815
   Performance Adjustment                                                   563
The Vanguard Group--Note C
   Management and Administrative
     Investor Shares                                                     33,228
     Admiral Shares                                                          61
   Marketing and Distribution
     Investor Shares                                                      1,369
     Admiral Shares                                                          --
Custodian Fees                                                            3,763
Auditing Fees                                                                14
Shareholders' Reports
   Investor Shares                                                          354
   Admiral Shares                                                            --
Trustees' Fees and Expenses                                                  17
--------------------------------------------------------------------------------
   Total Expenses                                                        50,184
   Expenses Paid Indirectly--Note D                                      (3,290)
--------------------------------------------------------------------------------
Net Expenses                                                             46,894
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    98,945
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
   Investment Securities Sold                                            80,472
   Foreign Currencies and Forward Currency Contracts                    117,481
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                197,953
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
   Investment Securities                                             (2,605,274)
   Foreign Currencies and Forward Currency Contracts                    (48,289)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                     (2,653,563)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS  $   (2,356,665)
================================================================================
*Dividends are net of foreign withholding taxes of $6,676,000.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

--------------------------------------------------------------------------------
                                                    INTERNATIONAL GROWTH FUND
                                                       YEAR ENDED AUGUST 31,
                                                 -------------------------------
                                                           2001            2000
                                                          (000)           (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                             $    98,945   $     120,170
  Realized Net Gain (Loss)                              197,953         961,037
  Change in Unrealized Appreciation
    (Depreciation)                                   (2,653,563)        441,563
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
    Resulting from Operations                        (2,356,665)      1,522,770
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income
    Investor Shares (96,113) (106,115)
    Admiral Shares -- --
  Realized Capital Gain
    Investor Shares                                    (620,370)       (367,321)
    Admiral Shares                                           --              --
--------------------------------------------------------------------------------
  Total Distributions                                  (716,483)       (473,436)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--NOTE H
  Investor Shares                                      (634,477)      1,094,060
  Admiral Shares                                        506,476              --
--------------------------------------------------------------------------------
    Net Increase (Decrease) from Capital
    Share Transactions                                 (128,001)      1,094,060
--------------------------------------------------------------------------------
  Total Increase (Decrease)                          (3,201,149)      2,143,394
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                10,143,693       8,000,299
--------------------------------------------------------------------------------
  End of Period                                     $ 6,942,544   $  10,143,693
================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

--------------------------------------------------------------------------------------------------------------------
                                                                 INTERNATIONAL GROWTH FUND INVESTOR SHARES
                                                                            YEAR ENDED AUGUST 31,
                                                  ------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD          2001          2000            1999         1998         1997
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $    22.23   $     19.75      $    16.57   $    17.86   $   16.13
--------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                  .23           .26             .27          .25         .19
  Net Realized and Unrealized Gain
     (Loss) on Investments                             (5.41)         3.38            3.29         (.81)       2.28
--------------------------------------------------------------------------------------------------------------------
     Total from Investment Operations                  (5.18)         3.64            3.56         (.56)       2.47
--------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                  (.22)         (.26)           (.22)        (.21)       (.19)
  Distributions from Realized Capital Gains            (1.42)         (.90)           (.16)        (.52)       (.55)
--------------------------------------------------------------------------------------------------------------------
     Total Distributions                               (1.64)        (1.16)           (.38)        (.73)       (.74)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $    15.41   $     22.23      $    19.75   $    16.57   $   17.86
====================================================================================================================

TOTAL RETURN                                         -24.49%        18.68%          21.70%       -2.99%      15.84%
====================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)            $    6,447   $    10,144      $    8,000   $    6,820   $   7,089
  Ratio of Total Expenses to Average Net Assets        0.61%         0.53%           0.58%        0.59%       0.57%
  Ratio of Net Investment Income to
     Average Net Assets                                1.19%         1.26%           1.42%        1.39%       1.26%
  Portfolio Turnover Rate                                48%           48%             37%          37%         22%
====================================================================================================================

--------------------------------------------------------------------------------
                                        INTERNATIONAL GROWTH FUND ADMIRAL SHARES
                                                                   AUGUST 13* TO
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                    AUGUST 31, 2001
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                $     50.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                     .07
  Net Realized and Unrealized Gain (Loss) on Investments                  (1.05)
--------------------------------------------------------------------------------
     Total from Investment Operations                                      (.98)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                       --
  Distributions from Realized Capital Gains                                  --
--------------------------------------------------------------------------------
     Total Distributions                                                     --
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                      $     49.02
================================================================================

TOTAL RETURN                                                             -1.96%
================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                              $       495
  Ratio of Total Expenses to Average Net Assets                         0.54%**
  Ratio of Net Investment Income to Average Net Assets                  2.50%**
  Portfolio Turnover Rate                                                 48%
================================================================================
 *Inception.
**Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard International Growth Fund is registered under the Investment Company Act of 1940 as an open-ended investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares were first issued on August 13, 2001, and are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments are valued at cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2.  FOREIGN   CURRENCY:   Securities  and  other  assets  and   liabilities
denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International in the calculation of its indexes.

     Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

     3. FORWARD CURRENCY CONTRACTS: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund's risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts.

     Forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

     4. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     5. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     6. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

     7. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

     Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Schroder Investment Management North America Inc. provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance for the preceding three years relative to the Morgan Stanley Capital International Europe, Australasia, Far East Index. For the year ended August 31, 2001, the investment advisory fee represented an effective annual basic rate of 0.13% of the fund's average net assets, before an increase of $563,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2001, the fund had contributed capital of $1,339,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 1.3% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment adviser to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. The fund's custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended August 31, 2001, directed brokerage and custodian fee offset arrangements reduced expenses by $3,207,000 and $83,000, respectively. The total expense reduction represented an effective annual rate of 0.04% of the fund's average net assets.

E. During the year ended August 31, 2001, the fund purchased $3,824,557,000 of investment securities and sold $4,187,660,000 of investment securities other than temporary cash investments.

     During the year ended August 31, 2001, the fund realized net foreign currency losses of $6,828,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

     The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $13,270,000 from undistributed net investment income, and $137,439,000 from accumulated net realized gains, to paid-in capital.

F. At August 31, 2001, net unrealized depreciation of investment securities for financial reporting and federal income tax purposes was $178,521,000 consisting of unrealized gains of $965,080,000 on securities that had risen in value since their purchase and $1,143,601,000 in unrealized losses on securities that had fallen in value since their purchase.

     During the year ended August 31, 2001, the fund received securities with a value of $31,176,000 in corporate spinoffs that increased taxable income and the tax basis cost of investments, but had no effect on net investment income or the cost of investments for financial statement purposes. For financial statement purposes, the fund has unrealized gains on these securities that are $31,176,000 greater than tax basis gains. These unrealized gains are included in distributable net investment income for tax purposes, and accordingly have been reclassified from unrealized appreciation to undistributed net investment income.

     At August 31, 2001, the fund had open forward currency contracts to deliver foreign currency in exchange for U.S. dollars as follows:

--------------------------------------------------------------------------------
                                                (000)
                        --------------------------------------------------------
                             CONTRACT AMOUNT
                        ------------------------
                            FOREIGN         U.S.   MARKET VALUE IN    UNREALIZED
CONTRACT SETTLEMENT DATE   CURRENCY      DOLLARS      U.S. DOLLARS  DEPRECIATION
--------------------------------------------------------------------------------
Deliver:
10/18/2001        JPY   131,605,945   $1,063,568        $1,110,618     $(47,050)
--------------------------------------------------------------------------------
JPY--Japanese Yen.

Unrealized depreciation on open forward currency contracts is treated as realized loss for tax purposes.

     The fund had net unrealized foreign currency losses of $168,000 resulting from the translation of other assets and liabilities at August 31, 2001.

G. The market value of securities on loan to broker/dealers at August 31, 2001, was $536,436,000, for which the fund held cash collateral of $624,797,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

H. Capital share transactions for each class of shares were:

--------------------------------------------------------------------------------
                                                   YEAR ENDED AUGUST 31,
                                        ----------------------------------------
                                              2001                   2000
                                        ------------------    ------------------
                                        AMOUNT     SHARES     AMOUNT     SHARES
                                         (000)      (000)      (000)      (000)
--------------------------------------------------------------------------------
Investor Shares
  Issued                            $3,501,258   191,019  $7,884,215    354,595
  Issued in Lieu of Cash
     Distributions                     676,869    36,866     438,412     20,563
  Redeemed                          (4,812,604) (265,799) (7,228,567)  (324,003)
                                    --------------------------------------------
     Net Increase (Decrease)
       --Investor Shares              (634,477)  (37,914)  1,094,060     51,155
                                    --------------------------------------------

Admiral Shares
  Issued                               509,925     10,170         --         --
  Issued in Lieu of Cash
     Distributions                          --         --         --         --
  Redeemed                              (3,449)       (69)        --         --
                                    --------------------------------------------
     Net Increase (Decrease)
       --Admiral Shares                506,476     10,101         --         --
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of Vanguard International Growth Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard International Growth Fund (the "Fund") at August 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

September 28, 2001

--------------------------------------------------------------------------------
SPECIAL 2001 TAX INFORMATION
 (UNAUDITED) FOR VANGUARD INTERNATIONAL GROWTH FUND

This information for the fiscal year ended August 31, 2001, is included pursuant to provisions of the Internal Revenue Code.

     The fund distributed $670,581,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year, all of which is designated as a 20% rate gain distribution.

     The fund has elected to pass through to shareholders taxes paid in foreign countries. The foreign income and foreign tax paid per share outstanding on August 31, 2001, are as follows:

------------------------------------------------
                     GROSS FOREIGN       FOREIGN
COUNTRY                  DIVIDENDS           TAX
------------------------------------------------
Australia                   0.0001        0.0000
Belgium                     0.0010        0.0001
Brazil                      0.0011        0.0005
Finland                     0.0017        0.0000
France                      0.0502        0.0001
Germany                     0.0182        0.0002
Hong Kong                   0.0058        0.0000
Ireland                     0.0067        0.0000
Italy                       0.0058        0.0001
Japan                       0.0151        0.0020
Korea                       0.0062        0.0010
Malaysia                    0.0006        0.0001
Mexico                      0.0022        0.0001
Netherlands                 0.0551        0.0036
Singapore                   0.0093        0.0021
Spain                       0.0074        0.0003
Sweden                      0.0074        0.0002
Switzerland                 0.0056        0.0003
Taiwan                      0.0003        0.0001
United Kingdom              0.1809        0.0079
------------------------------------------------

     The pass-through of foreign taxes paid will affect only shareholders on the dividend record date in December 2001. Shareholders will receive more detailed information along with their Form 1099-DIV in January 2002.

ADVANTAGES OF VANGUARD.COM                              [PICTURE OF A COMPUTER]

Why wait for the mail? You can get fund reports like this one sooner--and reduce the amount of mail you receive from us. Simply choose to view your fund reports online.
     Consider the  benefits of using
VANGUARD.COM.  On our website,  you can:
*    Choose to receive all fund reports, as well as prospectuses, online.
* Request a courtesy e-mail to notify you when a new fund report or prospectus is available.

     When you receive fund reports and prospectuses online, you lower Vanguard's printing and postage costs--and that helps to reduce the expense ratios of your funds. You will continue to receive confirmations of purchases, redemptions, and other account activity by mail.

HOW TO NOTIFY US ABOUT YOUR MAILING  PREFERENCES

You can easily tell us to stop mailing your fund reports and prospectuses. Just log on to Vanguard.com (or follow the easy steps to register for secure, online access to your accounts) and update your Web profile. Registered users can also view their account values; download records of recent transactions; research and track the performance of individual securities and funds; buy, exchange, and sell fund shares; and much more.

     If you invest directly with us, you can also elect to receive all of your account statements online or to continue the mailing of only your year-end statements, which detail every transaction you make during the year. However, if you invest with us through an employer-sponsored retirement plan or a financial intermediary, some of these options may not be available to you.

     All Vanguard shareholders can choose to receive our electronic newsletters:
ECONOMIC WEEK IN REVIEW, a recap of each week's key economic reports and market activity; and WHAT'S NEW AT VANGUARD, a monthly update on our mutual funds, services, and online resources.

YOUR ONLINE INFORMATION IS SECURE

Vanguard.com uses some of the most secure forms of online communication available, including data encryption and Secure Sockets Layer (SSL) protocol. These technologies provide a high level of security and privacy when you access your account information, initiate online transactions, or send us messages.

THE VANGUARD(R) FAMILY OF FUNDS

STOCK FUNDS
500 Index Fund
Calvert Social Index(TM) Fund
Capital Opportunity Fund
Convertible Securities Fund
Developed Markets Index Fund
Emerging Markets Stock Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund
Global Equity Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund
Health Care Fund
Institutional Developed Markets Index Fund
Institutional Index Fund
Institutional Total Stock Market Index Fund
International Growth Fund
International Value Fund
Mid-Cap Index Fund
Morgan(TM) Growth Fund
Pacific Stock Index Fund
Precious Metals Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund
Small-Cap Index Fund
Small-Cap Value Index Fund
Strategic Equity Fund
Tax-Managed Capital Appreciation Fund
Tax-Managed Growth and Income Fund
Tax-Managed International Fund
Tax-Managed Small-Cap Fund
Total International Stock Index Fund
Total Stock Market Index Fund
U.S. Growth Fund
U.S. Value Fund
Utilities Income Fund
Value Index Fund
Windsor(TM) Fund
Windsor(TM) II Fund


BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
LifeStrategy(R) Conservative Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate Growth Fund
STAR(TM) Fund
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund


BOND FUNDS
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds
 (California, Florida,
 Massachusetts, New Jersey,
 New York, Ohio, Pennsylvania)
Total Bond Market Index Fund


MONEY MARKET FUNDS
Admiral(TM) Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund
State Tax-Exempt Money Market
 Funds (California, New Jersey,
 New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund


VARIABLE ANNUITY PLAN
Balanced Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High-Grade Bond Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio


For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/ directors; and electing Vanguard officers. The list below provides a brief description of each trustee's professional affiliations. The year in which the trustee joined the Vanguard board is noted in parentheses.
--------------------------------------------------------------------------------
TRUSTEES

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

CHARLES D. ELLIS (2001) Senior Adviser to Greenwich Associates; Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, BKF Capital, The Jeffrey Co., and NeuVis, Inc.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of Goodrich Corp.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc.

J. LAWRENCE WILSON (1985) Retired Chairman and Chief Executive Officer of Rohm and Haas Co.; Director of AmeriSource Health Corporation, Cummins Inc., and The Mead Corp.; Trustee of Vanderbilt University.
--------------------------------------------------------------------------------
OTHER FUND OFFICERS

R. GREGORY BARTON, Secretary; Managing Director-Legal and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.
--------------------------------------------------------------------------------
VANGUARD MANAGING DIRECTORS

JAMES H. GATELY, Direct Investor Services.
KATHLEEN C. GUBANICH, Human Resources.
IAN A. MACKINNON, Fixed Income Group.
F. WILLIAM MCNABB, III, Institutional Investor Group.
MICHAEL S. MILLER, Planning and Development.
RALPH K. PACKARD, Chief Financial Officer.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
                                 JOHN C. BOGLE
               Founder; Chairman and Chief Executive, 1974-1996.

[SHIP GRAPHIC]
[THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, PA 19482-2600

ABOUT OUR COVER

Our cover photograph was taken by Michael Kahn in September 2000 aboard HMS Rose in New York's Long Island Sound. Mr. Kahn is a renowned photographer--and accomplished sailor--whose work often focuses on seascapes and nautical images. The photograph is copyrighted by Mr. Kahn.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

Standard & Poor's(R), S&P(R), S&P 500(R), Standard & Poor's 500, 500, S&P MidCap
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other index names may contain trademarks and are the exclusive property of their respective owners.


WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.


(C)2001 THE VANGUARD GROUP, INC.
ALL RIGHTS RESERVED.
VANGUARD MARKETING
CORPORATION, DISTRIBUTOR.

Q810 102001

VANGUARD(R)U.S. GROWTH FUND

ANNUAL REPORT - AUGUST 31, 2001

[PHOTO OF SHIP]

STOCK

[THE VANGAURD GROUP(R) LOGO]

SEPTEMBER 11, 2001

On September 11, as we were preparing this report, a series of attacks on our nation by terrorists claimed thousands of lives.

     We want to convey, on behalf of Vanguard's 11,000 crew members, our profound sense of anguish for the victims of the attacks and their families, friends, and colleagues.

     Despite the huge loss of life, the tremendous physical destruction, and the widespread disruption of commerce caused by these attacks, we are confident that the people, financial markets, and economy of the United States will move forward.

     The adaptability and resolve of our people, the resiliency of our markets, and the inherent strength of our economic system have overcome many severe tests in the past 200 years. We believe they will do so again.

     Finally, we salute our clients, who responded to the events of September 11 and their aftermath with patience, reason, and a long-term, not short-term, perspective. We feel privileged to serve such investors.

-- John J. Brennan
Chairman and Chief Executive Officer

--------------------------------------------------------------------------------
CONTENTS

Letter from the Chairman                   1
Report from the Adviser                    6
Fund Profile                               9
Glossary of Investment Terms              10
Performance Summary                       11
Your Fund's After-Tax Returns             12
Financial Statements                      13
Advantages of Vanguard.com                23

Summary

* Vanguard U.S. Growth Fund returned -54.1% during the fiscal year ended August 31, 2001, far behind its comparative benchmarks.

* After a solid performance through much of the 1990s, your fund stumbled badly in fiscal 2001.

* In June, the board of trustees appointed Alliance Capital Management as the fund's investment adviser.

LETTER FROM THE CHAIRMAN

FELLOW SHAREHOLDER,

During the fiscal year ended August 31, 2001, VANGUARD U.S. GROWTH FUND returned -54.1%, a terrible result, even compared with the negative returns posted by its average mutual fund peer and its benchmark index. In a difficult market for growth stocks, our fund compounded its troubles with a number of poor stock selections.

     Clearly, the economic and financial landscape has been significantly altered by the tragic events of September 11. This reporting period, however, concluded before the terrorist attacks, and our letter therefore reflects the fund's performance through August.

     The table below presents the 12-month total returns (capital change plus reinvested dividends) for the fund and its average competitor. We also present the returns of two unmanaged indexes: the Russell 1000 Growth Index--the benchmark we consider to be the "best fit" for your fund--and the Wilshire 5000 Total Market Index, a proxy for the entire U.S. stock market.


--------------------------------------------
2001 TOTAL RETURNS         FISCAL YEAR ENDED
                                   AUGUST 31
--------------------------------------------
Vanguard U.S. Growth Fund             -54.1%
Average Large-Cap Growth Fund*        -42.0
Russell 1000 Growth Index             -45.3
Wilshire 5000 Index                   -25.6
--------------------------------------------

ADMIRAL SHARES
(SINCE AUGUST 13, 2001, INCEPTION)
--------------------------------------------
Vanguard U.S. Growth Fund              -6.8%
--------------------------------------------
*Derived from data provided by Lipper Inc.


     Our total return is based on a decrease in net asset value for the fund's Investor Shares from $49.26 per share on August 31, 2000, to $18.00 per share on August 31, 2001. This return reflects a dividend of $0.05 per share paid from net investment income and a distribution of $7.45 per share paid from net realized capital gains. On August 13, 2001, the fund introduced Admiral(TM) Shares--a lower-cost class of shares available to longtime shareholders and to those with significant investments in the fund.

     If you own the U.S. Growth Fund in a taxable account, you may wish to review our report on the fund's after-tax returns on page 12.

ECONOMIC OVERVIEW

Global economic activity slowed faster than predicted during the 12 months ended August 31, 2001. With corporate profits plunging, capital spending declined sharply: From January through June, worldwide industrial production fell an estimated 6%. All of the world's major central banks responded to the economic downturn by lowering interest rates.

--------------------------------------------------------------------------------
MARKET BAROMETER                                    AVERAGE ANNUAL TOTAL RETURNS
                                                   PERIODS ENDED AUGUST 31, 2001

                                                ONE         THREE         FIVE
                                               YEAR         YEARS         YEARS
--------------------------------------------------------------------------------
STOCKS
S&P 500 Index (Large-caps)                   -24.4%          7.1%         13.3%
Russell 2000 Index (Small-caps)              -11.6          13.0           8.4
Wilshire 5000 Index (Entire market)          -25.6           7.4          11.8
MSCI EAFE Index (International)              -24.4           1.4           2.6
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index (Entire market)   12.4%          6.8%          8.2%
Lehman 10 Year Municipal Bond Index            9.6           5.8           7.0
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                     5.3           5.1           5.2
================================================================================
CPI
Consumer Price Index                           2.7%          2.8%          2.4%
--------------------------------------------------------------------------------

     No central bank cut rates faster or further than the U.S. Federal Reserve Board. As shown in the chart below, the Fed reduced its target for short-term interest rates from 6.50% to 3.50% over a span of 8 months. U.S. policymakers hoped that the reduced cost of borrowing would prompt a rebound in capital spending by businesses and shore up consumer confidence. However, corporate spending remained low, as numerous companies faced earnings declines and, in many cases, significant overcapacity. An upturn in unemployment to 4.9% of the workforce in August made consumers more cautious. Even so, consumer spending, which accounts for two-thirds of U.S. economic activity, proved just sufficient to keep the overall economy from shrinking during the fiscal year.

     Although economic growth continued, it was barely perceptible. According to an estimate from the Commerce Department, the economy expanded at an inflation-adjusted annual rate of 0.3% in the second quarter of 2001. And the trend was downward: This anemic rise in real gross domestic product followed increases of 1.9% in the fourth quarter of 2000 and 1.3% in the first quarter of 2001.

--------------------------------------------------------------------------------
FEDERAL RESERVE INTEREST RATE CUTS (12 MONTHS ENDED AUGUST 31, 2001)

CHANGES IN TARGET FEDERAL FUNDS RATE

The federal funds rate is the level of interest that banks charge each other for overnight loans made through the Federal Reserve System. By setting a target for that rate, the Fed hopes to influence short-term rates charged by banks.

[CHART APPEARS HERE]
[SCALE 3.0% TO 7.0%]

2000                6.50%
Jan. 3, 2001        6.00
Jan. 31, 2001       5.50
Mar. 20, 2001       5.00
Apr. 18, 2001       4.50
May 15, 2001        4.00
June 27, 2001       3.75
Aug. 21, 2001       3.50
--------------------------------------------------------------------------------
Source: Federal Reserve Board.

FINANCIAL MARKETS IN REVIEW

Amid the economic downturn, stock prices fell around the world. Bonds, however, delivered terrific results.

     Large-capitalization U.S. stocks, as measured by the Standard & Poor's 500 Index, recorded a total return of -24.4% during the 12 months ended August 31, 2001. Small- and mid-cap stocks, as measured by the Wilshire 4500 Completion Index, fared even worse, returning -32.3%.

--------------------------------------------------------------------------------
Growth stocks of all sizes recorded steep declines. Technology stocks, in particular, continued to suffer.
--------------------------------------------------------------------------------

     There were pockets of strength among stocks, however. Mid- and small-cap value stocks--issues that trade at relatively low prices compared with their book values or earnings--delivered solid gains. The S&P MidCap 400/BARRA Value Index returned 16.9%, while the Russell 2000 Value Index gained 18.0%. In sharp contrast, growth stocks of all sizes recorded steep declines. Technology stocks, in particular, continued to suffer--the tech-heavy Nasdaq Composite Index declined -56.6% during the 12 months ended August 31. From its peak in March 2000, the Nasdaq has fallen about -60%.

     Investment-grade bonds, as measured by the Lehman Brothers Aggregate Bond Index, returned a stellar 12.4% during the period. Falling yields boosted bond prices, particularly at the short end of the maturity spectrum. Yields on 3-month U.S. Treasury bills, which closely track Fed policy shifts, fell nearly 300 basis points (3 percentage points). Rates on intermediate- and long-term bonds fell far less.

FISCAL 2001 PERFORMANCE OVERVIEW

Vanguard U.S. Growth Fund's fiscal 2001 result marked a stunning reversal from the previous six years of double-digit returns. After peaking in early 2000, large-cap growth stocks, particularly technology stocks, began a long decline that continued through August 2001. Although most large-cap growth funds posted steep losses, your fund's performance was especially disappointing. The fund made some smart sector calls--underweighting technology, on average, relative to the Russell 1000 Growth Index--but poor stock selection more than offset the benefits. The portfolio included sizable holdings in a number of Internet-related and networking stocks that plummeted as the slowdown in capital spending materialized.

--------------------------------------------------------------------------------
The fund had sizable holdings in Internet-related and networking stocks that plummeted in the period.
--------------------------------------------------------------------------------

     The fund also suffered big losses in the consumer discretionary sector, where entertainment conglomerates, retailers, advertising agencies, and other companies faced tough times as consumer spending shifted into lower gear.

Large holdings such as AOL Time Warner and Liberty Media--entertainment companies with pronounced technology profiles--were hit especially hard.

     Although Lincoln Capital Management Company, the fund's investment adviser, served the fund's shareholders capably for many years, the fund's trustees elected to appoint a new investment adviser, Alliance Capital Management, as of June 22, 2001. After extensive review and analysis, the trustees decided that Alliance was well qualified to serve shareholders in the future.

LONG-TERM PERFORMANCE OVERVIEW

One year is a brief period in a long-term investment program, but it can have a significant impact on a fund's performance record. The adjacent table presents the average annual returns of the U.S. Growth Fund and its comparative benchmarks for the past ten years. It also shows the growth of a hypothetical $10,000 investment made a decade ago in the fund, its average peer, and the unmanaged indexes we use to evaluate fund performance.

-----------------------------------------------------------------
TOTAL RETURNS                                     TEN YEARS ENDED
                                                  AUGUST 31, 2001
                                   ------------------------------
                                   AVERAGE         FINAL VALUE OF
                                    ANNUAL              A $10,000
                                    RETURN     INITIAL INVESTMENT
-----------------------------------------------------------------
Vanguard U.S. Growth Fund             8.7%              $  23,126
Average Large-Cap
 Growth Fund                         12.0                  31,153
Russell 1000 Growth Index            11.6                  29,851
Wilshire 5000 Index                  12.8                  33,436
-----------------------------------------------------------------

     When we reported to you a year ago, the fund had posted a ten-year return that averaged 21.1% annually, almost 2 percentage points ahead of the average for the Wilshire 5000 Index. Over the past 12 months, the free fall in growth stocks, combined with our disappointing security selection, reduced the fund's ten-year annualized return to single digits, leaving it more than 4 percentage points behind the index.

--------------------------------------------------------------------------------
We have confidence in the fund's new investment adviser and its time-tested approach to growth-stock investing.
--------------------------------------------------------------------------------

     Our goal is to provide long-term returns that exceed those of your fund's average peer and its growth-stock benchmark. Clearly, the past year's perfor-mance was a major setback in that effort. Nevertheless, we believe that Alliance Capital Management and its time-tested approach to growth-stock investing will put the fund back on track toward our goal. The new adviser's task is made easier by U.S. Growth's low operating expenses, which amounted to just 0.44% of average net assets (or $4.40 per $1,000 of assets) in fiscal 2001. The average peer mutual fund charges 1.46% of net assets. Your fund has begun the new fiscal year with a head start equaling more than 1 percentage point.

IN SUMMARY

The late 1990s were the best of times for large-cap growth stocks and for the U.S. Growth Fund. The past fiscal year has been among the worst. We expect that your fund's performance will eventually improve--in both relative and absolute terms--but we can't say when. One thing we can say with certainty is that Vanguard U.S. Growth Fund will provide investors with a sharply focused, low-cost way to invest in large-cap growth stocks.

     Growth stocks' spectacular ups and downs during the past few years remind us that this volatile group should represent just one component of a well-diversified portfolio. At Vanguard, we believe the best plan is to hold a balanced portfolio of stock funds, bond funds, and short-term investments in proportions appropriate for your goals, time horizon, financial situation, and risk tolerance. Once you have devised such a plan, stay the course. We thank you for entrusting your hard-earned dollars to us and for your patience during the difficult past year.

Sincerely,


JOHN J. BRENNAN
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

SEPTEMBER 13, 2001

REPORT FROM THE ADVISER

A material slowdown in U.S. economic growth, the bursting of the speculative bubble in Internet shares, and a significant decline in corporate profits led to a major drop in U.S. equity prices during the fiscal year ended August 31. In this environment, growth stocks underperformed the broad market. vanguard u.s. growth fund returned -54.1%, its average peer returned -42.0%, and its benchmark index, the Russell 1000 Growth Index, returned -45.3%.


THE INVESTMENT ENVIRONMENT

Despite mixed economic data, there are reasons to believe that much of the deterioration in equity valuations has run its course. The Federal Reserve Board has cut interest rates seven times during the fiscal year (and again on September 17), bringing the target federal funds rate to its lowest level since the early 1990s, and the discount rate to its lowest level since 1959. Businesses are also initiating aggressive cost-cutting measures and are reducing excess inventory to match demand. With Congress moving ahead on legislation that will provide a fiscal stimulus, we believe conditions are in place for an economic recovery in 2002.

     We anticipate that by the end of 2001 the outlook for earnings will improve substantially. If year-over-year earnings comparisons in first-quarter 2002 are then positive--as we expect they will be--stock market psychology will get a much-needed boost. For the rest of 2002 and beyond, we expect the global business environment to remain very competitive and profit recovery to be gradual. Long-term corporate profit growth will likely slow to the 6%-8% range, well below the historically high rates experienced in the late 1990s. We believe these trends will stabilize equity prices near current levels in the short term, as stocks now appear attractively priced, even in view of the effects of the tragic events of September 11.

THE FUND'S POSITIONING

Since assuming responsibility for the fund on June 22, Alliance has been evaluating stocks to identify high-quality, well-managed companies that are dominant in their industries. We continue to find opportunities in a variety of sectors, including health care, financial services, media, retailing, wireless communications, and technology. We have repositioned the portfolio to include a diversified group of about 50 stocks, each with significant growth potential and attractive valuation. In our view, all have very capable management teams and are leaders in their fields.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The adviser believes that superior long-term investment results can be achieved by emphasizing investments in growth companies that are leaders in their industries and that have a strong market presence
--------------------------------------------------------------------------------

     Pfizer was our top holding in the health care sector--a segment in which we expect earnings growth to be fueled by an aging population and a corresponding rise in health care spending. The world's largest pharmaceutical company, Pfizer has an impressive product lineup, including eight drugs with annual sales of more than $1 billion each. Moreover, its research and development budget, which is expected to approach $5 billion in 2001, is unmatched in the industry. Other companies in the sector that offer attractive growth at reasonable valuations are Johnson & Johnson and health-care products distributor Cardinal Health.

     The aging of the U.S. population should also spur growth in the financial services sector. As more people approach retirement, they are likely to demand more investment- and asset-management services. The emergence of a cashless society, as consumers shift from cash to credit cards, and the growth in use of credit cards to obtain consumer loans are also creating expansion opportunities for financial firms. Citigroup, one of our largest positions, is involved in traditional bank lending, credit cards, insurance, investment management, investment banking, and brokerage services in more than 100 countries. Despite its stature as the world's biggest financial services company, Citigroup's market share in most of its products is relatively small, owing to fragmentation in the global financial services market. Thus, the company has ample opportunity for growth.

     In the consumer discretionary sector, several companies deserve mention. Among retailers, Home Depot and Kohl's--both major holdings in the fund--have delivered strong earnings in this tough environment, and we expect their growth to accelerate when the consumer economy picks up. Tighter expense controls and a streamlined organizational structure at Home Depot should flow through to its bottom line. And earnings at Kohl's are likely to benefit from operating leverage as it expands nationwide. Another top holding in the fund is AOL Time Warner, the dominant franchise in online and traditional media. Nationally, the company ranks first in website visits, advertising revenue, and number of primetime viewers; and second in cable subscriptions.

     Since we expect market volatility to persist, we are comfortable with our sizable, defensive positions in health care, financial services, and consumer-oriented stocks. Our tech weighting is low relative to the benchmark because we believe excess capacity in many of these firms will impair their earnings growth in the short term. While we believe in technology's long-term potential to improve productivity at mid-size and large businesses, we do not plan to increase our position in tech shares until there is better evidence that revenue and earnings growth has resumed. However, we see opportunity in some PC-related stocks, such as Microsoft and Dell. Today, it is generally less expensive to buy new PCs than to upgrade existing ones. Consequently, these companies should benefit from a replacement cycle that we predict will play out in 2002-2003. For the most part, we are avoiding investing in telecommunications-equipment makers because they are also laboring under the weight of excess capacity. The wireless sector, however, is an exception. Our research suggests that Vodafone, AT&T Wireless, and Nokia have superior growth prospects.

OUR OUTLOOK

The past year has been a challenging one for equities, but we remain optimistic. In general, our financial, consumer, and pharmaceutical holdings delivered earnings in line with expectations in both the first and second quarters of 2001, and we see positive earnings trends going forward. As such, we expect many of these companies to lead a market recovery.

     The tragic attacks on the World Trade Center and the Pentagon, together with the tragedy in Pennsylvania, clearly are a setback for investor confidence, and they increase the risk of further economic weakness over the short term. However, the Federal Reserve has committed itself to providing the necessary liquidity for a fully functional financial system. The Fed has plenty of room in which to take further aggressive monetary action. And central banks outside the United States appear poised to help. The political will of the nation indicates a strong desire to move beyond partisanship and to do whatever is necessary to support the economy.

     Prior to these horrific developments, we were beginning to develop a more positive view of the U.S. economy. So where are we now? And what has changed in our thinking?

     We are not altering our basic investment process, which has served us well over many years. We will continue to look at the market on a stock-specific basis, combining in-depth fundamental research with a keen attention to price. History indicates that panic selling in times of crisis is neither wise nor ultimately profitable.

     Going forward, we will take each day at a time. How events will unfold is clearly unpredictable, but we remain confident that the economy will recover, that corporate profits will renew their advance, and that patient, long-term growth investors will be rewarded.

JOHN L. BLUNDIN,EXECUTIVE VICE PRESIDENT
CHRISTOPHER M. TOUB, EXECUTIVE VICE PRESIDENT
ALLIANCE CAPITAL MANAGEMENT L.P.

SEPTEMBER 18, 2001

FUND PROFILE                                              AS OF AUGUST 31 , 2001
 FOR U.S. GROWTH FUND

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to both an unmanaged index that we consider a "best fit" for the fund and a broad market index. Key terms are defined on page 10.

-----------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                              BEST       WILSHIRE
                                FUND          FIT*           5000
-----------------------------------------------------------------
Number of Stocks                  53           549          6,239
Median Market Cap           $  78.3B      $  73.8B       $  33.7B
Price/Earnings Ratio           32.9x         37.1x          26.8x
Price/Book Ratio                4.0x          6.0x           3.2x
Yield
  Investor Shares               0.1%          0.7%           1.3%
  Admiral Shares                0.1%          0.7%           1.3%
Return on Equity               25.0%         27.8%          22.9%
Earnings Growth Rate           20.9%         22.5%          15.8%
Foreign Holdings                3.3%          0.0%           0.0%
Turnover Rate                   135%            --             --
Expense Ratio
  Investor Shares              0.44%            --             --
  Admiral Shares             0.38%**            --             --
Cash Investments                1.0%            --             --
-----------------------------------------------------------------


----------------------------------------
TEN LARGEST HOLDINGS
  (% OF TOTAL NET ASSETS)

General Electric Co.                7.5%
  (conglomerate)
Pfizer, Inc.                        5.9
  (pharmaceuticals)
AOL Time Warner Inc.                4.9
  (media)
American International Group, Inc.  4.7
  (insurance)
Citigroup, Inc.                     4.7
  (financial services)
Microsoft Corp.                     4.7
  (software)
Tyco International Ltd.             4.5
  (diversified services)
Home Depot, Inc.                    3.7
  (retail)
Liberty Media Corp.                 3.6
  (media)
Johnson & Johnson                   3.3
  (pharmaceuticals)
----------------------------------------
Top Ten                            47.5%
----------------------------------------


--------------------------------------------------------------
VOLATILITY MEASURES
                                BEST                  WILSHIRE
                    FUND        FIT*       FUND           5000
--------------------------------------------------------------
R-Squared           0.95        1.00       0.88           1.00
Beta                1.07        1.00       1.48           1.00
--------------------------------------------------------------


--------------------------
INVESTMENT FOCUS

STYLE               GROWTH
MARKET CAP          LARGE
--------------------------

----------------------------------------------------------------
SECTOR DIVERSIFICATION
 (% OF COMMON STOCKS)
                                              BEST      WILSHIRE
                                  FUND        FIT*          5000
----------------------------------------------------------------
Auto & Transportation             0.0%        0.7%          2.2%
Consumer Discretionary            14.9        14.6          14.3
Consumer Staples                   5.0         7.5           6.6
Financial Services                15.1         9.9          20.2
Health Care                       17.4        25.1          14.2
Integrated Oils                    0.0         0.1           3.6
Other Energy                       3.7         2.6           2.5
Materials & Processing             0.0         0.5           3.3
Producer Durables                  2.4         2.6           3.5
Technology                        21.1        25.9          15.5
Utilities                          8.3         2.3           8.7
Other                             12.1         8.2           5.4
----------------------------------------------------------------

                                                         [PICTURE OF A COMPUTER]
                                                               VISIT OUR WEBSITE
                                                                WWW.VANGUARD.COM
                                                           FOR REGULARLY UPDATED
                                                               FUND INFORMATION.

 *Russell 1000 Growth Index.
**Annualized.

GLOSSARY OF INVESTMENT TERMS

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the fund's "best fit" index benchmark and an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the index rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by the fund's "best fit" index benchmark and by an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY                                        AS OF AUGUST 31, 2001
 FOR U.S. GROWTH FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE AUGUST 31, 1991-AUGUST 31, 2001


          U.S. GROWTH       AVERAGE
        FUND INVESTOR     LARGE-CAP  RUSSELL 1000      WILSHIRE
               SHARES  GROWTH FUND*  GROWTH INDEX    5000 INDEX

 199108         10000         10000         10000         10000
 199111          9649          9811          9725          9682
 199202         10838         11065         10848         10872
 199205         10786         10675         10705         10810
 199208         10883         10495         10770         10786
 199211         11563         11445         11540         11505
 199302         11074         11400         11339         11902
 199305         10901         11761         11483         12243
 199308         11066         12341         11633         12772
 199311         11262         12300         11789         12800
 199402         11594         12837         12047         13139
 199405         11457         12338         11693         12789
 199408         11838         12898         12390         13382
 199411         11670         12322         12109         12849
 199502         12625         12959         13101         13833
 199505         13875         14150         14259         15044
 199508         14531         15744         15442         16320
 199511         16329         16497         16793         17483
 199602         17561         17322         17774         18564
 199605         18350         18383         18903         19756
 199608         18205         17813         18279         19130
 199611         21126         20297         21210         21783
 199702         21957         20786         22103         22680
 199705         23601         22409         23904         24225
 199708         24122         24334         25475         26260
 199711         25618         25029         26834         27764
 199802         28841         27925         30048         30500
 199805         30272         29072         30779         31545
 199808         27501         25848         27578         26962
 199811         33488         31438         34524         32803
 199902         36469         35908         38027         34874
 199905         36226         36898         38850         37125
 199908         37779         38482         40907         37442
 199911         41555         42992         45396         40082
 200002         42923         49812         50102         42261
 200005         42974         46572         48559         40957
 200008         50355         53675         54594         44933
 200011         36514         40589         40149         37738
 200102         28908         35257         34508         36100
 200105         27983         35698         34133         36804
 200108         23126         31153         29851         33436
--------------------------------------------------------------------------------
                                       AVERAGE ANNUAL TOTAL RETURNS
                                      PERIODS ENDED AUGUST 31, 2001
                                    -------------------------------  FINAL VALUE
                                       ONE        FIVE        TEN   OF A $10,000
                                       YEAR      YEARS      YEARS     INVESTMENT
--------------------------------------------------------------------------------
U.S. Growth Fund Investor Shares    -54.07%      4.90%      8.75%     $   23,126
Average Large-Cap Growth Fund*      -41.96      11.83      12.03          31,153
Russell 1000 Growth Index           -45.32      10.31      11.56          29,851
Wilshire 5000 Index                 -25.59      11.82      12.83          33,436
--------------------------------------------------------------------------------

                                         TOTAL RETURNS          FINAL VALUE OF A
                      AUGUST 13, 2001-AUGUST 31, 2001**      $250,000 INVESTMENT
--------------------------------------------------------------------------------
U.S. Growth Fund Admiral Shares                  -6.82%                $ 232,950
Russell 1000 Growth Index                        -6.19                   234,528
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%) AUGUST 31, 1991-AUGUST 31, 2001

                  U.S. GROWTH             RUSSELL
                FUND INVESTOR         1000 GROWTH
                       SHARES               INDEX

1992                      8.8                 7.7
1993                      1.7                 8.0
1994                      7.0                 6.5
1995                     22.8                24.6
1996                     25.3                18.4
1997                     32.5                39.4
1998                     14.0                 8.3
1999                     37.4                48.3
2000                     33.3                33.5
2001                    -54.1               -45.3
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED JUNE 30, 2001

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal year. Securities and Exchange Commission rules require that we provide this information.


                                                                 TEN YEARS
                                              ONE    FIVE ----------------------
                          INCEPTION DATE    YEAR   YEARS  CAPITAL INCOME  TOTAL
--------------------------------------------------------------------------------
U.S. Growth Fund
  Investor Shares               1/6/1959  -43.83%   7.02%   10.17%  1.04% 11.21%
--------------------------------------------------------------------------------
 *Derived from data provided by Lipper Inc.
**Since inception.
See Financial Highlights table on page 17 for dividend and capital gains information for the past five years.

YOUR FUND'S AFTER-TAX RETURNS

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund's distributions, and
(2) assuming that an investor paid taxes on the fund's distributions and sold all shares at the end of each period.

     Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. (In the example that assumes all fund shares were sold, a negative pre-tax total return translates into a higher after-tax return. This is because the calculation assumes that the investor received a tax deduction for the loss incurred on the sale.)

     Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

     Finally, keep in mind that a fund's past performance--whether before or after taxes--does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                      PERIODS ENDED AUGUST 31, 2001
                                          ONE YEAR     FIVE YEARS     TEN YEARS
                                          --------------------------------------
U.S. Growth Fund Investor Shares
  Return Before Taxes                      -54.07%          4.90%         8.75%
  Return After Taxes on Distributions      -55.96           2.72          7.25
  Return After Taxes on Distributions
    and Sale of Fund Shares                -29.33           4.66          7.48
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS
  AUGUST 31, 2001

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

-------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
U.S. GROWTH FUND                                   SHARES                 (000)
-------------------------------------------------------------------------------
COMMON STOCKS (99.0%)
-------------------------------------------------------------------------------
CONSUMER DISCRETIONARY (14.7%)
*  AOL Time Warner Inc.                     $  12,938,100        $      483,238
   Home Depot, Inc.                             7,910,175               363,472
*  Liberty Media Corp.                         23,787,735               361,574
*  Kohl's Corp.                                 2,758,675               153,106
*  Viacom Inc. Class B                          2,281,640                96,742
*  Amazon.com, Inc.                               963,318                 8,612
                                                                 --------------
                                                                 $    1,466,744
                                                                 --------------
CONSUMER STAPLES (5.0%)
   Walgreen Co.                                 6,645,190               228,262
   Colgate-Palmolive Co.                        2,580,000               139,707
*  The Kroger Co.                               4,777,925               127,188
                                                                 --------------
                                                                 $      495,157
                                                                 --------------
FINANCIAL SERVICES (14.9%)
   American International Group, Inc.           6,024,615               471,125
   Citigroup, Inc.                             10,296,865               471,082
   J.P. Morgan Chase & Co.                      4,894,165               192,830
   Morgan Stanley Dean Witter & Co.             2,731,270               145,713
   The Goldman Sachs Group, Inc.                1,502,600               120,358
   Merrill Lynch & Co., Inc.                    1,165,795                60,155
   AFLAC, Inc.                                    901,840                24,819
                                                                 --------------
                                                                 $    1,486,082
                                                                 --------------
HEALTH CARE (17.2%)
   Pfizer, Inc.                                15,189,870               581,924
   Johnson & Johnson                            6,312,060               332,709
   Pharmacia Corp.                              6,103,150               241,685
   Schering-Plough Corp.                        5,710,250               217,732
   Cardinal Health, Inc.                        2,938,470               214,332
   Medtronic, Inc.                              2,700,725               122,991
                                                                 --------------
                                                                 $    1,711,373
                                                                 --------------
OTHER ENERGY (3.7%)
   Dynegy, Inc.                                 3,842,935               162,057
   Baker Hughes, Inc.                           2,153,240                70,928
*  Noble Drilling Corp.                         2,575,950                70,066
   Transocean Sedco Forex Inc.                  2,116,655                61,171
                                                                 --------------
                                                                 $      364,222
                                                                 --------------
PRODUCER DURABLES (2.4%)
   Nokia Corp. ADR                             10,759,900               169,361
*  Applied Materials, Inc.                      1,536,854                66,223
                                                                 --------------
                                                                 $      235,584
                                                                 --------------
TECHNOLOGY (20.9%)
*  Microsoft Corp.                              8,229,830               469,512
*  Cisco Systems, Inc.                         15,224,079               248,609
*  Micron Technology, Inc.                      5,215,950               196,172
   Electronic Data Systems Corp.                2,508,255               147,937
*  Dell Computer Corp.                          6,517,375               139,341
*  Veritas Software Corp.                       4,575,300               131,403
   Intel Corp.                                  4,177,265               116,796
*  Flextronics International Ltd.               4,282,585                93,960
*  Solectron Corp.                              6,410,285                87,180
*  Amdocs Ltd.                                  1,976,900                75,715
*  Applied Micro Circuits Corp.                 4,428,700                63,197
*  Siebel Systems, Inc.                         2,496,250                53,919

-------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
U.S. GROWTH FUND                                   SHARES                 (000)
-------------------------------------------------------------------------------
*  Check Point Software Technologies Ltd.   $   1,632,955        $       52,238
*  Juniper Networks, Inc.                       3,604,875                50,468
*  Altera Corp.                                 1,306,650                37,109
*  Sanmina Corp.                                1,999,800                36,016
*  Maxim Integrated Products, Inc.                699,791                32,337
*  BEA Systems, Inc.                            1,721,290                27,833
   Linear Technology Corp.                        400,290                16,444
                                                                 --------------
                                                                 $    2,076,186
                                                                 --------------

UTILITIES (8.2%)
*  Comcast Corp. Special Class A                7,257,240               265,833
*  AES Corp.                                    7,665,450               253,880
*  AT&T Wireless Services Inc.                 12,154,875                188,400
   Vodafone Group PLC ADR                       5,191,860               104,616
                                                                 --------------
                                                                 $      812,729
                                                                 --------------
OTHER (12.0%)
   General Electric Co.                        18,131,300               743,021
   Tyco International Ltd.                      8,700,000               451,965
                                                                 --------------
                                                                 $    1,194,986
                                                                 --------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
     (COST $10,718,605)                                          $    9,843,063
--------------------------------------------------------------------------------
                                                     Face
                                                   Amount
                                                    (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (0.3%)
--------------------------------------------------------------------------------
U.S. TREASURY BILL
   3.47%, 9/20/2001 $31,000 30,953
REPURCHASE AGREEMENT
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   3.67%, 9/4/2001                                     91                    91
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (Cost $31,034)                                                        31,044
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.3%)
   (Cost $10,749,639)                                                 9,874,107
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.7%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                    296,672
Liabilities                                                            (227,361)
                                                                 ---------------
                                                                 $       69,311
                                                                 ---------------
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                $    9,943,418
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
ADR--American Depositary Receipt.

--------------------------------------------------------------------------------
                                                                         AMOUNT
                                                                          (000)
--------------------------------------------------------------------------------
AT AUGUST 31, 2001, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                                      15,301,178
Undistributed Net
   Investment Income                                                      4,058
Accumulated Net Realized Losses--Note E                              (4,486,286)
Unrealized Depreciation--Note F                                        (875,532)
--------------------------------------------------------------------------------
NET ASSETS                                                       $    9,943,418
================================================================================

Investor Shares--Net Assets
Applicable to 537,878,904 outstanding $.001
   par value shares of beneficial interest
   (unlimited authorization)                                     $    9,680,971
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
   INVESTOR SHARES                                               $        18.00
================================================================================

Admiral Shares--Net Assets
Applicable to 5,633,144 outstanding $.001
   par value shares of beneficial interest
   (unlimited authorization)                                     $      262,447
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
   ADMIRAL SHARES                                                $        46.59
================================================================================

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain
(Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

--------------------------------------------------------------------------------
                                                               U.S. GROWTH FUND
                                                      YEAR ENDED AUGUST 31, 2001
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Dividends                                                             60,616
   Interest                                                              16,987
   Security Lending                                                       1,123
--------------------------------------------------------------------------------
     Total Income                                              $         78,726
--------------------------------------------------------------------------------
EXPENSES
Investment Advisory Fees--Note B
   Basic Fee                                                             16,765
   Performance Adjustment                                                   (29)
The Vanguard Group--Note C
   Management and Administrative
     Investor Shares                                                     45,563
     Admiral Shares                                                          18
   Marketing and Distribution
     Investor Shares                                                      2,074
     Admiral Shares                                                          --
Custodian Fees                                                               13
Auditing Fees                                                                12
Shareholders' Reports
   Investor Shares                                                          410
   Admiral Shares                                                            --
Trustees' Fees and Expenses                                                  28
--------------------------------------------------------------------------------
     Total Expenses                                                      64,854
     Expenses Paid Indirectly--Note D                                    (5,133)
--------------------------------------------------------------------------------
     Net Expenses                                                        59,721
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    19,005
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
   Investment Securities Sold                                        (3,763,082)
   Futures Contracts                                                     (6,523)
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                             (3,769,605)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION) OF INVESTMENT SECURITIES                           (8,475,797)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                                   $    (12,226,397)
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

--------------------------------------------------------------------------------
                                                               U.S. GROWTH FUND
                                                          YEAR ENDED AUGUST 31,
                                                        ------------------------
                                                           2001            2000
                                                          (000)           (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
   Net Investment Income                                 19,005          44,925
   Realized Net Gain (Loss)                          (3,769,605)      3,116,570
   Change in Unrealized Appreciation
     (Depreciation)                                  (8,475,797)      2,293,584
--------------------------------------------------------------------------------
     Net Increase (Decrease) in Net
     Assets Resulting from Operations               (12,226,397)      5,455,079
--------------------------------------------------------------------------------
DISTRIBUTIONS
   Net Investment Income
     Investor Shares                                    (23,172)        (87,492)
     Admiral Shares                                          --              --
   Realized Capital Gain
     Investor Shares                                 (3,453,291)       (841,606)
     Admiral Shares                                          --              --
--------------------------------------------------------------------------------
     Total Distributions                             (3,476,463)       (929,098)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--NOTE G
   Investor Shares                                    3,042,117       1,797,761
   Admiral Shares                                       273,252              --
--------------------------------------------------------------------------------
     Net Increase (Decrease) from Capital
     Share Transactions                               3,315,369       1,797,761
--------------------------------------------------------------------------------
   Total Increase (Decrease)                        (12,387,491)      6,323,742
--------------------------------------------------------------------------------
NET ASSETS
   Beginning of Period                               22,330,909      16,007,167
--------------------------------------------------------------------------------
   End of Period                                   $  9,943,418   $  22,330,909
================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

--------------------------------------------------------------------------------------------------------------------
                                                                    U.S. GROWTH FUND INVESTOR SHARES
                                                                            YEAR ENDED AUGUST 31,
                                                  ------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD          2001          2000            1999         1998         1997
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $    49.26   $     38.92      $    30.36   $    27.74   $   22.62
--------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                 .039           .10             .21          .21         .27
  Net Realized and Unrealized Gain
     (Loss) on Investments                           (23.799)        12.47           10.85         3.57        6.73
--------------------------------------------------------------------------------------------------------------------
     Total from Investment Operations                (23.760)        12.57           11.06         3.78        7.00
--------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                 (.050)         (.21)           (.19)        (.27)       (.26)
  Distributions from Realized Capital Gains           (7.450)        (2.02)          (2.31)        (.89)      (1.62)
--------------------------------------------------------------------------------------------------------------------
     Total Distributions                              (7.500)        (2.23)          (2.50)       (1.16)      (1.88)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $    18.00   $     49.26      $    38.92   $    30.36   $   27.74
====================================================================================================================

TOTAL RETURN                                         -54.07%        33.29%          37.38%       14.01%      32.50%
===================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)            $    9,681   $    22,331      $   16,007   $    9,587   $   7,445
  Ratio of Total Expenses to
     Average Net Assets                                0.44%         0.38%           0.39%        0.41%       0.42%
  Ratio of Net Investment Income to
     Average Net Assets                                0.13%         0.24%           0.59%        0.69%       1.13%
  Portfolio Turnover Rate                               135%           76%             49%          48%         35%
===================================================================================================================

--------------------------------------------------------------------------------
                                                U.S. GROWTH FUND ADMIRAL SHARES
                                                                  AUGUST 13* TO
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                   AUGUST 31, 2001
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $       50.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                    .022
  Net Realized and Unrealized Gain
     (Loss) on Investments                                               (3.432)
--------------------------------------------------------------------------------
     Total from Investment Operations                                    (3.410)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                       --
  Distributions from Realized Capital Gains                                  --
--------------------------------------------------------------------------------
     Total Distributions                                                     --
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $       46.59
================================================================================

TOTAL RETURN                                                             -6.82%
================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                            $         262
  Ratio of Total Expenses to Average Net Assets                         0.38%**
  Ratio of Net Investment Income to Average Net Assets                  0.35%**
  Portfolio Turnover Rate                                                  135%
================================================================================
 *Inception.
**Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard U.S. Growth Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares were first issued on August 13, 2001, and are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. FUTURES CONTRACTS: The fund uses S&P 500 Index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

     5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

     6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

     Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Alliance Capital Management L.P. provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. Prior to June 22, 2001, Lincoln Capital Management Company served as adviser to the fund. The basic fee paid to Lincoln was subject to quarterly adjustments based on performance relative to the Russell 1000 Growth Index. For the year ended August 31, 2001, the aggregate investment advisory fee represented an effective annual basic rate of 0.11% of the fund's average net assets before a decrease of $29,000 based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2001, the fund had contributed capital of $2,066,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 2.1% of Vanguard's capitalization. The fund's trustees and officers are also directorsand officers of Vanguard.

D. The fund has asked its investment advisers to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. For the year ended August 31, 2001, these arrangements reduced expenses by $5,133,000 (an annual rate of 0.04% of average net assets).

E. During the year ended August 31, 2001, the fund purchased $19,941,895,000 of investment securities and sold $19,778,949,000 of investment securities other than temporary cash investments.

     For federal tax purposes, capital gains required to be distributed in December 2000 included net gains realized through October 31, 2000. Subsequently, the fund realized capital losses of $4,485,629,000 which are available to offset future net capital gains.

F. At August 31, 2001, net unrealized depreciation of investment securities for financial reporting and federal income tax purposes was $875,532,000, consisting of unrealized gains of $958,629,000 on securities that had risen in value since their purchase and $1,834,161,000 in unrealized losses on securities that had fallen in value since their purchase.

G. Capital share transactions for each class of shares were:

--------------------------------------------------------------------------------
                                                      YEAR ENDED AUGUST 31,
                                   ---------------------------------------------
                                         2001                     2000
                                   ------------------     ----------------------
                                   AMOUNT      SHARES       AMOUNT       SHARES
                                    (000)       (000)        (000)        (000)
--------------------------------------------------------------------------------
Investor Shares
  Issued                       $3,899,697     142,000   $5,114,365      118,692
  Issued in Lieu of Cash
    Distributions               3,366,597     115,295      899,196       21,409
  Redeemed                     (4,224,177)   (172,708)  (4,215,800)     (98,060)
                               -------------------------------------------------
  Net Increase (Decrease)--
  Investor Shares               3,042,117      84,587    1,797,761       42,041
                               -------------------------------------------------
Admiral Shares
  Issued                          274,084       5,651           --           --
  Issued in Lieu of
   Cash Distributions                  --          --           --           --
  Redeemed                           (832)        (18)          --           --
                               -------------------------------------------------
  Net Increase (Decrease)--
  Admiral Shares                  273,252       5,633           --           --
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of Vanguard U.S. Growth Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard U.S. Growth Fund (the "Fund") at August 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

September 28, 2001

--------------------------------------------------------------------------------
SPECIAL 2001 TAX INFORMATION
 (UNAUDITED) FOR VANGUARD U.S. GROWTH FUND

This information for the fiscal year ended August 31, 2001, is included pursuant to provisions of the Internal Revenue Code.

     The fund distributed $3,453,291,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year, all of which is designated as a 20% rate gain distribution.

     For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

ADVANTAGES OF VANGUARD.COM                              [PICTURE OF A COMPUTER]

Why wait for the mail? You can get fund reports like this one sooner--and reduce the amount of mail you receive from us. Simply choose to view your fund reports online.
     Consider the  benefits of using
VANGUARD.COM.  On our website,  you can:
*    Choose to receive all fund reports, as well as prospectuses, online.
* Request a courtesy e-mail to notify you when a new fund report or prospectus is available.

     When you receive fund reports and prospectuses online, you lower Vanguard's printing and postage costs--and that helps to reduce the expense ratios of your funds. You will continue to receive confirmations of purchases, redemptions, and other account activity by mail.

HOW TO NOTIFY US ABOUT YOUR MAILING  PREFERENCES

You can easily tell us to stop mailing your fund reports and prospectuses. Just log on to Vanguard.com (or follow the easy steps to register for secure, online access to your accounts) and update your Web profile. Registered users can also view their account values; download records of recent transactions; research and track the performance of individual securities and funds; buy, exchange, and sell fund shares; and much more.

     If you invest directly with us, you can also elect to receive all of your account statements online or to continue the mailing of only your year-end statements, which detail every transaction you make during the year. However, if you invest with us through an employer-sponsored retirement plan or a financial intermediary, some of these options may not be available to you.

     All Vanguard shareholders can choose to receive our electronic newsletters:
ECONOMIC WEEK IN REVIEW, a recap of each week's key economic reports and market activity; and WHAT'S NEW AT VANGUARD, a monthly update on our mutual funds, services, and online resources.

YOUR ONLINE INFORMATION IS SECURE

Vanguard.com uses some of the most secure forms of online communication available, including data encryption and Secure Sockets Layer (SSL) protocol. These technologies provide a high level of security and privacy when you access your account information, initiate online transactions, or send us messages.

VANGUARD(R) FAMILY OF FUNDS

STOCK FUNDS
500 Index Fund
Calvert Social Index(TM) Fund
Capital Opportunity Fund
Convertible Securities Fund
Developed Markets Index Fund
Emerging Markets Stock Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund
Global Equity Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund
Health Care Fund
Institutional Developed Markets Index Fund
Institutional Index Fund
Institutional Total Stock Market Index Fund
International Growth Fund
International Value Fund
Mid-Cap Index Fund
Morgan(TM) Growth Fund
Pacific Stock Index Fund
Precious Metals Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund
Small-Cap Index Fund
Small-Cap Value Index Fund
Strategic Equity Fund
Tax-Managed Capital Appreciation Fund
Tax-Managed Growth and Income Fund
Tax-Managed International Fund
Tax-Managed Small-Cap Fund
Total International Stock Index Fund
Total Stock Market Index Fund
U.S. Growth Fund
U.S. Value Fund
Utilities Income Fund
Value Index Fund
Windsor(TM) Fund
Windsor(TM) II Fund


BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
LifeStrategy(R) Conservative Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate Growth Fund
STAR(TM) Fund
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund


BOND FUNDS
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds
 (California, Florida,
 Massachusetts, New Jersey,
 New York, Ohio, Pennsylvania)
Total Bond Market Index Fund


MONEY MARKET FUNDS
Admiral(TM) Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund
State Tax-Exempt Money Market
 Funds (California, New Jersey,
 New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund


VARIABLE ANNUITY PLAN
Balanced Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High-Grade Bond Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio

For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/ directors; and electing Vanguard officers. The list below provides a brief description of each trustee's professional affiliations. The year in which the trustee joined the Vanguard board is noted in parentheses.
--------------------------------------------------------------------------------
TRUSTEES

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

CHARLES D. ELLIS (2001) Senior Adviser to Greenwich Associates; Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, BKF Capital, The Jeffrey Co., and NeuVis, Inc.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of Goodrich Corp.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc.

J. LAWRENCE WILSON (1985) Retired Chairman and Chief Executive Officer of Rohm and Haas Co.; Director of AmeriSource Health Corporation, Cummins Inc., and The Mead Corp.; Trustee of Vanderbilt University.
--------------------------------------------------------------------------------
OTHER FUND OFFICERS

R. GREGORY BARTON, Secretary; Managing Director-Legal and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.
--------------------------------------------------------------------------------
VANGUARD MANAGING DIRECTORS

JAMES H. GATELY, Direct Investor Services.
KATHLEEN C. GUBANICH, Human Resources.
IAN A. MACKINNON, Fixed Income Group.
F. WILLIAM MCNABB, III, Institutional Investor Group.
MICHAEL S. MILLER, Planning and Development.
RALPH K. PACKARD, Chief Financial Officer.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
                                 JOHN C. BOGLE
               Founder; Chairman and Chief Executive, 1974-1996.

[SHIP GRAPHIC]
[THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, PA 19482-2600

ABOUT OUR COVER

Our cover photograph was taken by Michael Kahn in September 2000 aboard HMS Rose in New York's Long Island Sound. Mr. Kahn is a renowned photographer--and accomplished sailor--whose work often focuses on seascapes and nautical images. The photograph is copyrighted by Mr. Kahn.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

Standard & Poor's(R), S&P(R), S&P 500(R), Standard & Poor's 500, 500, S&P MidCap 400, and S&P SmallCap 600 are trademarks of The McGraw-Hill Companies, Inc. All other index names may contain trademarks and are the exclusive property of their respective owners.


WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.


(C)2001 THE VANGUARD GROUP, INC.
ALL RIGHTS RESERVED.
VANGUARD MARKETING
CORPORATION, DISTRIBUTOR.

Q230 102001

VANGUARD(R)CALVERT SOCIAL INDEX(TM)FUND

ANNUAL REPORT - AUGUST 31, 2001

[PHOTO OF SHIP]

STOCK

[THE VANGAURD GROUP(R) LOGO]

SEPTEMBER 11, 2001

On September 11, as we were preparing this report, a series of attacks on our nation by terrorists claimed thousands of lives.

     We want to convey, on behalf of Vanguard's 11,000 crew members, our profound sense of anguish for the victims of the attacks and their families, friends, and colleagues.

     Despite the huge loss of life, the tremendous physical destruction, and the widespread disruption of commerce caused by these attacks, we are confident that the people, financial markets, and economy of the United States will move forward.

     The adaptability and resolve of our people, the resiliency of our markets, and the inherent strength of our economic system have overcome many severe tests in the past 200 years. We believe they will do so again.

     Finally, we salute our clients, who responded to the events of September 11 and their aftermath with patience, reason, and a long-term, not short-term, perspective. We feel privileged to serve such investors.

-- John J. Brennan
   Chairman and Chief Executive Officer
--------------------------------------------------------------------------------
CONTENTS

Letter from the Chairman                    1
Fund Profile                                6
Glossary of Investment Terms                7
Performance Summary                         8
Your Fund's After-Tax Returns               9
Financial Statements                       10
Advantages of Vanguard.com                 23


SUMMARY

* Vanguard Calvert Social Index Fund returned -31.8% during its 2001 fiscal year, outperforming its average peer mutual fund but lagging the broad market.

* The stock market continued a steep descent, with technology stocks suffering the worst declines.

* Reflecting the composition of the target index, the fund had, on average, more than one-quarter of its assets in tech issues.

LETTER FROM THE CHAIRMAN

FELLOW SHAREHOLDER,

Stock prices plummeted during the 12 months ended August 31, 2001, driven down by economic weakness, declining corporate profits, and a corresponding fall in investor optimism. While vanguard calvert social index fund closely tracked its target index, it posted a disappointing fiscal-year return of -;31.8%. However, this result was well above the average return for large-cap growth funds, our peer group.

     Clearly, the economic and financial landscape was significantly altered by the tragic events of September 11. This reporting period, however, concluded before the terrorist attacks, and our letter therefore reflects the fund's performance through August.

     The table at left presents the total returns (capital change plus reinvested dividends) for your fund, its benchmarks, and the Wilshire 5000 Total Market Index, a proxy for the overall U.S. stock market.


---------------------------------------------------------
2001 TOTAL RETURNS                      FISCAL YEAR ENDED
                                                AUGUST 31
---------------------------------------------------------
Vanguard Calvert Social Index Fund                 -31.8%
Average Large-Cap Growth Fund*                     -42.0
Calvert Social Index                               -31.7
Wilshire 5000 Index                                -25.
---------------------------------------------------------
*Derived from data provided by Lipper Inc.


     The fund's total return is based on a decrease in net asset value from $11.14 per share on August 31, 2000, to $7.57 per share on August 31, 2001, and is adjusted for a dividend of $0.03 per share paid from net investment income and a distribution of $0.01 per share paid from net realized capital gains.

     If you own the Calvert Social Index Fund in a taxable account, you may wish to review our report on the fund's after-tax returns on page 9.

ECONOMIC OVERVIEW

Global economic activity slowed considerably faster than predicted during the 12 months ended August 31, 2001. With corporate profits plunging, capital spending declined sharply: From January through June, worldwide industrial production fell an estimated 6%. All of the world's major central banks responded to the economic downturn by lowering interest rates.

     No central bank cut rates faster or further than the U.S. Federal Reserve Board. As shown in the chart at the top of page 2, the Fed reduced its target for short-term interest rates from 6.50% to 3.50% over a span of 8 months. U.S. policymakers hoped that the reduced cost of borrowing would prompt a rebound in capital spending by businesses and shore up consumer confidence.

     However, corporate spending remained low, as numerous companies faced earnings declines and, in many cases, significant overcapacity. An upturn

--------------------------------------------------------------------------------
FEDERAL RESERVE INTEREST RATE CUTS (12 MONTHS ENDED AUGUST 31, 2001)

CHANGES IN TARGET FEDERAL FUNDS RATE

The federal funds rate is the level of interest that banks charge each other for overnight loans made through the Federal Reserve System. By setting a target for that rate, the Fed hopes to influence short-term rates charged by banks and other lenders.

[CHART APPEARS HERE]
[SCALE 3.0% TO 7.0%]

2000                6.50%
Jan. 3, 2001        6.00
Jan. 31, 2001       5.50
Mar. 20, 2001       5.00
Apr. 18, 2001       4.50
May 15, 2001        4.00
June 27, 2001       3.75
Aug. 21, 2001       3.50
--------------------------------------------------------------------------------
Source: Federal Reserve Board.


in unemployment to 4.9% of the workforce in August made consumers more cautious. Even so, consumer spending, which accounts for two-thirds of U.S. economic activity, proved just sufficient to keep the overall economy from shrinking during the fiscal year.

     Although economic growth continued, it was barely perceptible. According to an estimate from the Commerce Department, the economy expanded at an inflation-adjusted annual rate of 0.3% in the second quarter of 2001. And the trend was downward: This anemic rise in real gross domestic product followed increases of 1.9% in the fourth quarter of 2000 and 1.3% in the first quarter of 2001. As economic output slowed, so did the growth rate of productivity--the value of goods and services that American workers produce per hour of labor. In the second quarter, productivity improved at an annualized rate of 2.1%. During the five years ended December 31, 2000, the average gain was 2.6%.

FINANCIAL MARKETS IN REVIEW

Amid the economic downturn, stock prices fell around the world. Bonds, however, delivered terrific results.

---------------------------------------------------------------------------
MARKET BAROMETER                               AVERAGE ANNUAL TOTAL RETURNS
                                              PERIODS ENDED AUGUST 31, 2001

                                                ONE       THREE        FIVE
                                               YEAR       YEARS       YEARS
---------------------------------------------------------------------------
STOCKS
S&P 500 Index (Large-caps)                   -24.4%        7.1%       13.3%
Russell 2000 Index (Small-caps)              -11.6        13.0         8.4
Wilshire 5000 Index (Entire market)          -25.6         7.4        11.8
MSCI EAFE Index (International)              -24.4         1.4         2.6
---------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index (Entire market)   12.4%        6.8%        8.2%
Lehman 10 Year Municipal Bond Index            9.6         5.8         7.0
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                     5.3         5.1         5.2
===========================================================================
CPI
Consumer Price Index                           2.7%        2.8%        2.4%
---------------------------------------------------------------------------

     Large-capitalization U.S. stocks, as measured by the Standard & Poor's 500 Index, recorded a total return of -24.4% during the

12 months ended August 31, 2001. Small- and mid-cap stocks, as measured by the Wilshire 4500 Completion Index, fared even worse, returning -32.3%.

     There were pockets of strength among stocks, however. Mid- and small-cap value stocks--issues that trade at relatively low prices compared with their book values or earnings--delivered double-digit gains for the third consecutive fiscal year. The S&P MidCap 400/BARRA Value Index returned 16.9%, while the Russell 2000 Value Index gained 18.0%.

--------------------------------------------------------------------------------
Technology stocks, in particular, continued to suffer.
--------------------------------------------------------------------------------

     In sharp contrast, growth stocks of all sizes recorded double-digit declines. Technology stocks, in particular, continued to suffer--the tech-heavy Nasdaq Composite Index declined -;56.6% during the twelve months ended August
31. From its peak in March 2000, the Nasdaq has fallen about -60%.

     Investment-grade bonds, as measured by the Lehman Brothers Aggregate Bond Index, returned a stellar 12.4% during the period. Falling yields boosted bond prices, particularly at the short end of the maturity spectrum. Yields on 3-month Treasury bills, which closely track Fed policy shifts, fell nearly 300 basis points (3 percentage points). Rates on intermediate- and long-term bonds fell far less.


FISCAL 2001 PERFORMANCE OVERVIEW

Vanguard Calvert Social Index Fund fulfilled its objective of tracking the target index. It also outperformed the average large-cap growth fund by about 10 percentage points. However, we recognize that a strong relative performance is of little comfort to shareholders who have experienced a decline of -31.8%.

     The fund's disappointing absolute performance is mostly due, of course, to the overall market's downturn. However, the construction of the target index also played a role. Because the Calvert Social Index screens out companies based on certain social criteria, the fund does not invest in some industries--such as tobacco and alcoholic beverages--that many observers consider to be "defensive." These groups fared relatively well during the 12 months.

--------------------------------------------------------------------------------
Tech stocks constituted almost 28% of the fund's assets.
--------------------------------------------------------------------------------

     The bulk of the fund's assets are in technology, financial services, and health care--three sectors whose prices either declined or stayed relatively flat. Tech stocks constituted almost 28% of the fund's assets on average, and our holdings in that sector returned about -64%. As a result, tech issues were the fund's worst-performing group, though the decline was roughly in line with that of tech stocks in the broader market.

     On the positive side, some sectors in the Calvert Social Index did well. Our holdings in consumer staples, for example, returned about 20%. However, at only 3% of assets, they had little positive effect on the fund's overall return.

LIFETIME PERFORMANCE OVERVIEW

The table below presents the Calvert Social Index Fund's annualized return since it began operations last year, along with the final value of a $10,000 investment made at inception. For comparison, the same data are provided for the average peer fund, the target index, and the Wilshire 5000 Index.


--------------------------------------------------------------------------------
TOTAL RETURNS                              MAY 31, 2000, THROUGH AUGUST 31, 2001
                                            AVERAGE     FINAL VALUE OF A $10,000
                                      ANNUAL RETURN           INITIAL INVESTMENT
--------------------------------------------------------------------------------
VANGUARD CALVERT SOCIAL INDEX FUND           -19.9%                   $    7,580
Average Large-Cap Growth Fund                -27.4                         6,702
Calvert Social Index                         -20.1                         7,553
Wilshire 5000 Index                          -15.0                         8,164
--------------------------------------------------------------------------------


     Clearly, the fund has faced a difficult environment from the start. That said, since its inception your fund has outperformed its average competitor and even slightly outpaced its target index. That is no mean feat, given that indexes are theoretical constructs that have none of the real-world operating costs that mutual funds must bear. We credit the astute management of Vanguard's Quantitative Equity Group, which oversees assets for all of our indexed portfolios.

     Equally important to the fund's performance is its cost advantage. Your fund has an expense ratio (annual operating expenses as a percentage of average net assets) of 0.25%--that is, $2.50 per $1,000 of assets--which is roughly one-sixth that of its average competitor.

     Fifteen months is certainly not a long enough period to gauge a fund's performance. And given inevitable market fluctuations, one can never be sure of a fund's future performance in absolute terms. However, in relative terms, we believe that the power of indexing--low operating and transaction costs--means that Vanguard Calvert Social Index Fund will, over the long run, continue to provide returns that are superior to those of our peers. For those who want exposure to stocks--but only in companies that meet stringent social screens--the Calvert Social Index Fund provides a low-cost means to do so.

IN SUMMARY

     During the bullish decade of the 1990s, it was difficult to persuade many investors to hold something other than stocks. Now, with the broad stock market in a free fall, some investors may feel compelled to go to the other extreme and abandon equities altogether. We believe that would be a mistake. Our message, in both rising and falling markets, is the same: Stay the course with a balanced portfolio of stock, bond, and money market funds, in proportions appropriate for your goals, time horizon, and risk tolerance. Doing so is a time-tested means for reaching your long-term financial goals. Thank you for entrusting your hard-earned dollars to us.

Sincerely,

JOHN J. BRENNAN
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

SEPTEMBER 13, 2001

Fund Profile                                               As of August 31, 2001
 for Calvert Social Index Fund

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to both its unmanaged target index and a broad market index. Key terms are defined on page 7.

---------------------------------------------------
PORTFOLIO CHARACTERISTICS

                                   TARGET  WILSHIRE
                          FUND     INDEX*      5000
---------------------------------------------------
Number of Stocks           587        586     6,239
Median Market Cap      $ 37.3B    $ 37.3B   $ 33.7B
Price/Earnings Ratio     29.3x      29.3x     26.8x
Price/Book Ratio          4.2x       4.2x      3.2x
Yield                     0.8%       1.1%      1.3%
Return on Equity         25.6%      25.6%     22.9%
Earnings Growth Rate     19.4%      19.4%     15.8%
Foreign Holdings          0.1%       0.1%      0.0%
Turnover Rate              10%         --        --
Expense Ratio            0.25%         --        --
Cash Investments          0.0%         --        --
---------------------------------------------------

----------------------------------------
TEN LARGEST HOLDINGS
 (% OF TOTAL NET ASSETS)

Pfizer, Inc.                         4.7%
 (pharmaceuticals)
Microsoft Corp.                      3.6
 (software)
American International
 Group, Inc.                         3.5
 (insurance)
AOL Time Warner Inc.                 3.1
 (media)
Johnson & Johnson                    3.1
 (pharmaceuticals)
Merck & Co., Inc.                    2.9
 (pharmaceuticals)
SBC Communications Inc.              2.7
 (telecommunications)
Intel Corp.                          2.6
  (computer hardware)
International Business
 Machines Corp.                      2.4
 (computer technology)
Home Depot, Inc.                     2.1
 (retail)
-----------------------------------------
Top Ten                             30.7%
-----------------------------------------


----------------------------------------------------------------
SECTOR DIVERSIFICATION
 (% OF COMMON STOCKS)
                                             TARGET     WILSHIRE
                                   FUND      INDEX*         5000
----------------------------------------------------------------
Auto & Transportation              1.1%        1.1%         2.2%
Consumer Discretionary             12.6        12.6         14.3
Consumer Staples                    3.2         3.2          6.6
Financial Services                 29.1        29.1         20.2
Health Care                        19.5        19.5         14.2
Integrated Oils                     0.0         0.0          3.6
Other Energy                        1.4         1.4          2.5
Materials & Processing              0.8         0.8          3.3
Producer Durables                   3.2         3.2          3.5
Technology                         21.6        21.6         15.5
Utilities                           7.2         7.2          8.7
Other                               0.3         0.3          5.4
----------------------------------------------------------------

----------------------
INVESTMENT FOCUS


STYLE           GROWTH
MARKET CAP      LARGE
----------------------


                                                         [PICTURE OF A COMPUTER]
                                                               Visit our website
                                                                WWW.VANGUARD.COM
                                                           for regularly updated
                                                               fund information.

*Calvert Social Index.

GLOSSARY OF INVESTMENT TERMS

CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY                                        AS OF AUGUST 31, 2001
 FOR CALVERT SOCIAL INDEX FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE MAY 31, 2000-AUGUST 31, 2001

            CALVERT SOCIAL   AVERAGE LARGE         CALVERT            WILSHIRE
               INDEX FUND*     -CAP GROWTH          SOCIAL                5000
                                      FUND           INDEX               INDEX

5/31/2000            10000           10000           10000               10000
   200008            11107           11547           11055               10971
   200011             9103            8746            9063                9214
   200102             8431            7589            8397                8814
   200105             8451            7665            8418                8986
   200108             7580            6702            7553                8164
--------------------------------------------------------------------------------
                                       AVERAGE ANNUAL TOTAL RETURNS
                                      PERIODS ENDED AUGUST 31, 2001
                                    -------------------------------  FINAL VALUE
                                       ONE              SINCE       OF A $10,000
                                       YEAR          INCEPTION        INVESTMENT
--------------------------------------------------------------------------------
Calvert Social Index Fund*          -31.75%            -19.87%           $ 7,580
Average Large-Cap Growth Fund**     -41.96             -27.39              6,702
Calvert Social Index                -31.67             -20.10              7,553
Wilshire 5000 Index                 -25.59             -14.98              8,164
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%) MAY 31, 2000-;AUGUST 31, 2001

                    CALVERT SOCIAL                     CALVERT
                        INDEX FUND                SOCIAL INDEX

2000                          11.1                        10.5
2001                         -31.8                       -31.7
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED JUNE 30, 2001

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal year. Securities and Exchange Commission rules require that we provide this information.

                                                           SINCE INCEPTION
                                              ----------------------------------
                        INCEPTION DATE   ONE YEAR   CAPITAL    INCOME     TOTAL
--------------------------------------------------------------------------------
Calvert Social Index Fund*   5/31/2000    -21.24%   -15.80%     0.25%   -15.55%
--------------------------------------------------------------------------------

 *Total return figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.
**Derived from data provided by Lipper Inc.
See Financial Highlights table on page 19 for dividend and capital gains information since inception.

YOUR FUND'S AFTER-TAX RETURNS

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund's distributions, and
(2) assuming that an investor paid taxes on the fund's distributions and sold all shares at the end of each period.

     Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. (In the example that assumes all fund shares were sold, a negative return translates into a higher after-tax return. This is because the calculation assumes that the investor received a tax deduction for the loss incurred on the sale.)

     Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

     Finally, keep in mind that a fund's performance--whether before or after taxes--does not indicate how it will perform in the future.

------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                     PERIODS ENDED AUGUST 31, 2001
                                                  ONE YEAR     SINCE INCEPTION
                                                ------------------------------
CALVERT SOCIAL INDEX FUND*
 Return Before Taxes                               -31.75%             -19.87%
 Return After Taxes on Distributions               -31.96              -20.07
 Return After Taxes on Distributions
  and Sale of Fund Shares                          -19.41              -15.94
------------------------------------------------------------------------------
*Reflective of the $10 annual account maintenance fee applied on balances under $10,000.

FINANCIAL STATEMENTS
 AUGUST 31, 2001

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.


-------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
CALVERT SOCIAL INDEX FUND                          SHARES                 (000)
-------------------------------------------------------------------------------
COMMON STOCKS (100.1%)
-------------------------------------------------------------------------------
AUTO & Transportation (1.1%)
  Harley-Davidson, Inc.                     $       4,707        $          229
  Southwest Airlines Co.                           10,868                   194
* FedEx Corp.                                       4,502                   190
  Genuine Parts Co.                                 2,638                    81
  Expeditors International of
     Washington, Inc.                                 800                    41
* Continental Airlines, Inc. Class B                  800                    35
* Gentex Corp.                                      1,100                    33
  UAL Corp.                                           772                    25
  CNF Inc.                                            765                    23
                                                                 --------------
                                                                 $          851
                                                                 --------------
CONSUMER DISCRETIONARY (12.6%)
* AOL Time Warner Inc.                             66,288                 2,476
  Home Depot, Inc.                                 36,098                 1,659
  Target Corp.                                     13,980                   484
  Gillette Co.                                     14,944                   458
  Lowe's Cos., Inc.                                11,130                   414
* Costco Wholesale Corp.                            6,998                   262
  Omnicom Group Inc.                                2,939                   229
  The Gap, Inc.                                    10,145                   199
* Kohl's Corp.                                      3,339                   185
  The McGraw-Hill Cos., Inc.                        3,064                   182
  Avon Products, Inc.                               3,726                   172
* Best Buy Co., Inc.                                2,675                   158
* eBay Inc.                                         2,448                   138
* Bed Bath & Beyond, Inc.                           4,478                   129
* Electronic Arts Inc.                              1,972                   114
* Staples, Inc.                                     6,932                   104
* Starbucks Corp.                                   5,794                    98
  J.C. Penney Co., Inc.                             4,050                    97
  Newell Rubbermaid, Inc.                           4,080                    93
* EchoStar Communications Corp.                     3,113                    88
  New York Times Co. Class A                        2,029                    87
  Family Dollar Stores, Inc.                        2,531                    76
  Whirlpool Corp.                                   1,100                    73
  Dollar General Corp.                              4,145                    72
* Robert Half International, Inc.                   2,742                    68
* Convergys Corp.                                   2,406                    68
  Estee Lauder Cos. Class A                         1,720                    67
* Yahoo!, Inc.                                      5,509                    65
* Univision Communications Inc.                     2,174                    65
* USA Networks, Inc.                                2,786                    65
* Office Depot, Inc.                                4,543                    63
  E.W. Scripps Co. Class A                            905                    59
* TMP Worldwide, Inc.                               1,300                    58
  R.R. Donnelley & Sons Co.                         1,866                    56
  The Stanley Works                                 1,320                    55
* BJ's Wholesale Club, Inc.                         1,099                    54
  Darden Restaurants Inc.                           1,872                    54
  Black & Decker Corp.                              1,317                    52
  Liz Claiborne, Inc.                                 880                    46
* Apollo Group, Inc. Class A                        1,151                    45
  Galileo International, Inc.                       1,322                    41
* Brinker International, Inc.                       1,532                    41

-------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
                                                   SHARES                 (000)
-------------------------------------------------------------------------------
* Dollar Tree Stores, Inc.                  $       1,674        $           40
  Manpower Inc.                                     1,202                    37
  Fastenal Co.                                        551                    36
  Ross Stores, Inc.                                 1,219                    36
  Viad Corp.                                        1,327                    35
  Maytag Corp.                                      1,114                    34
* CDW Computer Centers, Inc.                          816                    33
* Amazon.com, Inc.                                  3,659                    33
* Outback Steakhouse                                1,100                    32
* Barnes & Noble, Inc.                                793                    32
* Tech Data Corp.                                     770                    31
* Valassis Communications, Inc.                       876                    31
  Washington Post Co. Class B                          54                    31
  Nordstrom, Inc.                                   1,481                    30
* Devry, Inc.                                         900                    30
* Lamar Advertising Co. Class A                       918                    29
* Borders Group, Inc.                               1,204                    28
* Catalina Marketing Corp.                            775                    25
  Belo Corp. Class A                                1,359                    25
* Earthlink, Inc.                                   1,757                    24
  Snap-On Inc.                                        879                    22
* Williams-Sonoma, Inc.                               676                    21
* Hispanic Broadcasting Corp.                       1,038                    21
* Entercom Communications Corp.                       500                    21
  Callaway Golf Co.                                 1,102                    20
* Ticketmaster Class B                              1,200                    20
  Tupperware Corp.                                    800                    19
  Media General, Inc. Class A                         336                    17
  Meredith Corp.                                      469                    15
* PRIMEDIA Inc.                                     3,095                    15
* Cox Radio, Inc.                                     600                    15
* CNET Networks, Inc.                               1,563                    14
* DoubleClick Inc.                                  1,759                    14
  John Wiley & Sons Class A                           682                    14
  American Greetings Corp. Class A                    887                    12
* Insight Enterprises, Inc.                           600                    11
* Pixar, Inc.                                         263                    11
  Hollinger International, Inc.                       800                    10
  Blyth, Inc.                                         465                    10
* Timberland Co.                                      300                    10
* Getty Images, Inc.                                  600                    10
* Priceline.com Inc.                                1,300                     7
* Exodus Communications, Inc.                       7,958                     7
* CMGI Inc.                                         3,850                     7
* Pegasus Communications Corp.
     Class A                                          500                     6
* Learning Tree International, Inc.                   200                     5
* Hearst-Argyle Television Inc.                       225                     5
* InfoSpace, Inc.                                   3,500                     4
* Teletech Holdings Inc.                              500                     4
* Sirius Satellite Radio, Inc.                        600                     4
* DiamondCluster International, Inc.                  300                     3
  The McClatchy Co. Class A                            61                     3
* Internet Capital Group, Inc.                      3,200                     2
* Internap Network Services Corp.                   1,700                     2
* VerticalNet, Inc.                                 1,000                     1
                                                                 --------------
                                                                 $       10,083
                                                                 --------------
CONSUMER STAPLES (3.2%)
  Walgreen Co.                                     15,854                   545
  Colgate-Palmolive Co.                             8,784                   476
  Sysco Corp.                                      10,488                   294
  H.J. Heinz Co.                                    5,377                   243
  CVS Corp.                                         6,127                   221
  General Mills, Inc.                               4,405                   195
  Ralston-Ralston Purina Group                      4,800                   157
  Kellogg Co.                                       3,646                   117
  Wrigley, (Wm.) Jr. Co.                            2,208                   111
  Hershey Foods Corp.                               1,486                    96
  McCormick & Co., Inc.                               993                    45
  SuperValu Inc.                                    1,988                    42
  Dial Corp.                                        1,442                    24
  Tootsie Roll Industries, Inc.                       357                    14
                                                                 --------------
                                                                 $        2,580
                                                                 --------------
FINANCIAL SERVICES (29.1%)
  Banks--New York City (2.1%)
  J.P. Morgan Chase & Co.                          30,915                 1,218
  The Bank of New York Co., Inc.                   11,491                   456

BANKS--OUTSIDE NEW YORK CITY (10.6%)
  Bank of America Corp.                            24,997                 1,537
  U.S. Bancorp                                     30,528                   740
  Bank One Corp.                                   17,943                   622
  FleetBoston Financial Corp.                      16,808                   619
  First Union Corp.                                15,229                   524
  Fifth Third Bancorp                               7,564                   441
  PNC Financial Services Group                      4,496                   299
  SunTrust Banks, Inc.                              3,913                   267
  Mellon Financial Corp.                            7,392                   261
  BB&T Corp.                                        6,868                   253
  State Street Corp.                                5,130                   249
  National City Corp.                               8,017                   247
  Wachovia Corp.                                    3,273                   228
  Northern Trust Corp.                              3,300                   187
  Comerica, Inc.                                    2,810                   168
  KeyCorp                                           6,602                   166
  SouthTrust Corp.                                  5,252                   128
  AmSouth Bancorp                                   5,726                   109
  M & T Bank Corp.                                  1,471                   107
  Regions Financial Corp.                           3,501                   103
  Synovus Financial Corp.                           3,177                    98
  Union Planters Corp.                              2,190                    97
  North Fork Bancorp, Inc.                          2,737                    82
  Zions Bancorp                                     1,415                    81
  National Commerce Financial Corp.                 3,178                    81
  Marshall & Ilsley Corp.                           1,343                    75
  Huntington Bancshares Inc.                        3,863                    70
  First Tennessee National Corp.                    2,000                    64
  TCF Financial Corp.                               1,212                    55

-------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
CALVERT SOCIAL INDEX FUND                          SHARES                 (000)
-------------------------------------------------------------------------------
  Compass Bancshares Inc.                   $       1,953                    52
  Banknorth Group, Inc.                             2,093                    46
  Mercantile Bankshares Corp.                       1,093                    45
  Hibernia Corp. Class A                            2,416                    42
  First Virginia Banks, Inc.                          767                    35
  Valley National Bancorp                           1,227                    35
  Associated Banc-Corp.                               995                    34
  Wilmington Trust Corp.                              544                    33
  Commerce Bancshares, Inc.                           803                    32
  Pacific Century Financial Corp.                   1,207                    32
  City National Corp.                                 667                    31
  Cullen/Frost Bankers, Inc.                          800                    29
  FirstMerit Corp.                                  1,121                    27
  Old National Bancorp                                896                    22
  Colonial BancGroup, Inc.                          1,551                    21
  Trustmark Corp.                                     896                    20
* Silicon Valley Bancshares                           700                    16

DIVERSIFIED FINANCIAL SERVICES (1.4%)
  American Express Co.                             18,307                   667
  Marsh & McLennan Cos., Inc.                       4,359                   405
* BISYS Group, Inc.                                   874                    51

FINANCE COMPANIES (0.2%)
  Capital One Financial Corp.                       3,265                   181

Finance--Small Loan (0.3%)
  USA Education Inc.                                2,614                   207
* AmeriCredit Corp. 1,300 60

FINANCIAL DATA PROCESSING SERVICES (2.1%)
  Automatic Data Processing, Inc.                   9,748                   505
  First Data Corp.                                  6,164                   406
* Concord EFS, Inc.                                 3,777                   198
  Paychex, Inc.                                     5,199                   193
* Fiserv, Inc.                                      1,965                   106
* SunGard Data Systems, Inc.                        4,146                    98
* Affiliated Computer Services, Inc.
     Class A                                          762                    62
* DST Systems, Inc.                                 1,170                    56
  Deluxe Corp.                                      1,102                    36
* CheckFree Corp.                                   1,071                    23
* Portal Software, Inc.                             1,700                     3
* CompuCredit Corp.                                   200                     2


FINANCIAL INFORMATION SERVICES (0.2%)
  Moody's Corp.                                     2,116                    73
  Dow Jones & Co., Inc.                               621                    34
* HomeStore.com, Inc.                                 900                    15

FINANCIAL MISCELLANEOUS (3.8%)
  Fannie Mae                                       15,881                 1,210
  Freddie Mac                                      10,838                   681
  MBNA Corp.                                       11,679                   406
  Providian Financial Corp.                         4,482                   175
  MBIA, Inc.                                        2,351                   127
  MGIC Investment Corp.                             1,642                   115
  H & R Block, Inc.                                 2,864                   111
  AMBAC Financial Group Inc.                        1,741                   103
  Radian Group, Inc.                                1,400                    56
  Fidelity National Financial, Inc.                 1,210                    29
  Metris Cos., Inc.                                 1,000                    27
  Nationwide Financial Services, Inc.                 400                    18

INSURANCE--LIFE (0.2%)
  Jefferson-Pilot Corp.                             2,411                   112

INSURANCE--MULTILINE (5.5%)
  American International Group, Inc.               35,323                 2,762
  The Hartford Financial Services
     Group Inc.                                     3,698                   240
  AFLAC, Inc.                                       8,216                   226
  CIGNA Corp.                                       2,319                   209
  Lincoln National Corp.                            2,963                   148
  St. Paul Cos., Inc.                               3,406                   143
  Aon Corp.                                         3,545                   132
  Cincinnati Financial Corp.                        2,518                   101
  UnumProvident Corp.                               3,323                    93
  Torchmark Corp.                                   1,977                    84
  SAFECO Corp.                                      1,975                    59
  Allmerica Financial Corp.                           873                    46
  American National Insurance Co.                     436                    34
  Arthur J. Gallagher & Co.                         1,200                    32
  Protective Life Corp.                               987                    29
  Unitrin, Inc.                                       796                    29

INSURANCE--PROPERTY-CASUALTY (0.6%)
  The Chubb Corp.                                   2,737                   185
  Progressive Corp. of Ohio                           998                   129
  The PMI Group Inc.                                  760                    50
  Everest Re Group, Ltd.                              763                    49
  Erie Indemnity Co. Class A                          991                    36
  Transatlantic Holdings, Inc.                        470                    34
  Mercury General Corp.                               400                    16
  21st Century Insurance Group                        414                     8

INVESTMENT MANAGEMENT COMPANIES (0.4%)
  Stilwell Financial, Inc.                          3,398                    97
  T. Rowe Price Group Inc.                          1,961                    73
  SEI Corp.                                         1,244                    51
  Federated Investors, Inc.                         1,516                    43
  Waddell & Reed Financial, Inc.                    1,260                    40
  Eaton Vance Corp.                                   900                    30

RENT & Lease Services--Commercial
* United Rentals, Inc.                                697                   16

-------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
                                                   SHARES                 (000)
-------------------------------------------------------------------------------
SAVINGS & Loan (1.1%)
Washington Mutual, Inc.                     $      13,665        $          512
Golden West Financial Corp.                         2,117                   123
Dime Bancorp, Inc.                                  1,753                    68
Green Point Financial Corp.                         1,345                    53
Astoria Financial Corp.                               773                    46
Sovereign Bancorp, Inc.                             3,702                    41
Golden State Bancorp Inc.                           1,170                    35
People's Bank                                         386                    10

SECURITIES BROKERS & Services (0.6%)
  Charles Schwab Corp.                             16,422                   205
  Franklin Resources Corp.                          2,335                    96
  A.G. Edwards & Sons, Inc.                         1,220                    50
  Legg Mason Inc.                                     982                    44
* E*TRADE Group, Inc.                               3,689                    24
* Knight Trading Group, Inc.                        1,250                    13
* AmeriTrade Holding Corp.                          1,535                     9
                                                                 --------------
                                                                 $       23,288
                                                                 --------------

HEALTH CARE (19.5%)

  Pfizer, Inc.                                     98,410                 3,770
  Johnson & Johnson                                46,952                 2,475
  Merck & Co., Inc.                                35,946                 2,340
* Amgen, Inc.                                      16,175                 1,040
  Schering-Plough Corp.                            22,779                   869
  Medtronic, Inc.                                  18,807                   856
  Cardinal Health, Inc.                             6,968                   508
* Forest Laboratories, Inc.                         2,828                   206
* Guidant Corp.                                     4,814                   174
  McKesson Corp.                                    4,179                   164
* Genzyme Corp.                                     2,726                   154
  Allergan, Inc.                                    2,100                   152
  Becton, Dickinson & Co.                           4,039                   145
* Biogen, Inc.                                      2,302                   139
* IDEC Pharmaceuticals Corp.                        2,300                   136
  Stryker Corp.                                     2,361                   129
* MedImmune Inc.                                    3,155                   127
  IMS Health, Inc.                                  4,514                   120
  Biomet, Inc.                                      4,117                   114
* HEALTHSOUTH Corp.                                 5,920                   107
* Wellpoint Health Networks Inc.
     Class A                                          986                   105
* Gilead Sciences, Inc.                             1,518                    92
* St. Jude Medical, Inc.                            1,313                    90
* IVAX Corp.                                        2,666                    90
* Millennium Pharmaceuticals, Inc.                  3,100                    85
* Boston Scientific Corp.                           4,458                    85
* Chiron Corp.                                      1,744                    81
* Health Management Associates
     Class A                                        3,724                    74
* Caremark Rx, Inc.                                 3,500                    61
* ImClone Systems, Inc.                             1,100                    57
* Express Scripts                                   1,004                    54
* Amerisource-Bergen Corp.                            800                    52
* Sepracor Inc.                                     1,189                    51
* Cephalon, Inc.                                      800                    47
* Lincare Holdings, Inc.                            1,646                    47
* Oxford Health Plan                                1,510                    45
* Enzon, Inc.                                         700                    45
* ICOS Corp.                                          759                    44
* Vertex Pharmaceuticals, Inc.                      1,186                    44
* Cytyc Corp.                                       1,800                    44
* Protein Design Labs, Inc.                           700                    41
  Beckman Coulter, Inc.                               900                    41
* First Health Group Corp.                          1,400                    39
* Trigon Healthcare, Inc.                             600                    39
* Universal Health Services Class B                   782                    37
* Abgenix, Inc.                                     1,200                    36
* Health Net Inc.                                   1,869                    35
* Patterson Dental Co.                              1,000                    34
  Omnicare, Inc.                                    1,423                    34
  DENTSPLY International Inc.                         671                    30
* Quintiles Transnational Corp.                     1,655                    29
* Cor Therapeutics, Inc.                              900                    25
* Medicis Pharmaceutical Corp.                        500                    25
* Applera Corp.-Celera
     Genomics Group                                   900                    24
* Alkermes, Inc.                                      900                    23
* WebMD Corp.                                       4,500                    22
* Medarex, Inc.                                     1,000                    19
* Techne Corp.                                        600                    19
* Incyte Genomics, Inc.                             1,000                    18
* Affymetrix, Inc.                                    700                    15
* VISX Inc.                                           787                    14
* Inhale Therapeutic Systems                          700                    10
                                                                 --------------
                                                                 $       15,627
                                                                 --------------
MATERIALS & Processing (0.8%)
  Masco Corp.                                       7,097                   183
  Praxair, Inc.                                     2,514                   118
  Avery Dennison Corp.                              1,752                    90
  Ecolab, Inc.                                      1,700                    68
* Sealed Air Corp.                                  1,312                    53
  Sigma-Aldrich Corp.                               1,136                    52
  Harsco Corp.                                        654                    23
* Catellus Development Corp.                        1,244                    23
* Grant Prideco, Inc.                               1,600                   17
                                                                 --------------
                                                                 $          627
                                                                 --------------
OTHER ENERGY (1.4%)
  Enron Corp.                                      11,500                   402
  El Paso Corp.                                     7,907                   384
* Calpine Corp.                                     4,600                   152
  EOG Resources, Inc.                               1,660                    52
* Cooper Cameron Corp.                                900                    39
* Smith International, Inc.                           766                    36
  Equitable Resources, Inc.                         1,000                    32
* Louis Dreyfus Natural Gas Corp.                     400                    13
                                                                 --------------
                                                                 $        1,110
                                                                 --------------

-------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
CALVERT SOCIAL INDEX FUND                          SHARES                 (000)
-------------------------------------------------------------------------------
PRODUCER DURABLES (3.2%)
* Applied Materials, Inc.                   $      12,579        $          542
* Agilent Technologies, Inc.                        6,500                   172
  Pitney Bowes, Inc.                                3,857                   168
  Deere & Co.                                       3,615                   156
* KLA-Tencor Corp.                                  2,847                   140
  Dover Corp.                                       3,174                   114
* Lexmark International, Inc.                       2,072                   108
* Novellus Systems, Inc.                            2,258                   100
  Danaher Corp.                                     1,692                    94
  Xerox Corp.                                      10,194                    94
* Teradyne, Inc.                                    2,730                    89
  Parker Hannifin Corp.                             1,851                    81
* Waters Corp.                                      2,068                    69
* LAM Research Corp.                                1,900                    54
  W.W. Grainger, Inc.                               1,226                    52
  Diebold, Inc.                                     1,095                    41
* American Tower Corp. Class A                      2,594                    37
* American Power Conversion Corp.                   2,659                    37
  Molex, Inc. Class A                               1,232                    32
* Crown Castle International Corp.                  2,800                    29
  Pentair, Inc.                                       757                    28
* Polycom, Inc.                                     1,300                    26
  Molex, Inc.                                         832                    26
  Herman Miller, Inc.                               1,106                    25
* Andrew Corp.                                      1,208                    25
  Clayton Homes Inc.                                1,488                    23
  Hubbell Inc. Class B                                773                    23
  Cummins Inc.                                        556                    21
* Cognex Corp.                                        600                    17
  HON Industries, Inc.                                681                    17
* Credence Systems Corp.                              900                    15
* Powerwave Technologies, Inc.                        900                    13
  Technitrol, Inc.                                    500                    13
* Cymer, Inc.                                         500                    13
* LTX Corp.                                           700                    13
* Kulicke & Soffa Industries, Inc.                    700                    10
  C & D Technology Inc.                               400                     9
  CTS Corp.                                           400                     8
* EMCORE Corp.                                        400                     6
* PRI Automation, Inc.                                300                     5
* Mastec Inc.                                         400                     4
* Terayon Communications
     Systems, Inc.                                    800                     3
* Arris Group Inc.                                    400                     3
                                                                 --------------
                                                                 $        2,555
                                                                 --------------
TECHNOLOGY (21.6%)
* Microsoft Corp.                                  51,105                 2,916
  Intel Corp.                                      74,792                 2,091
  International Business
     Machines Corp.                                19,326                 1,933
* Cisco Systems, Inc.                              80,808                 1,319
  Texas Instruments, Inc.                          19,300                   639
* Oracle Corp.                                     47,494                   580
* Dell Computer Corp.                              25,652                   548
* QUALCOMM, Inc.                                    8,353                   492
  Hewlett-Packard Co.                              18,196                   422
* Sun Microsystems, Inc.                           36,170                   414
* EMC Corp.                                        24,470                   378
  Electronic Data Systems Corp.                     4,834                   285
  Lucent Technologies, Inc.                        37,790                   258
  Compaq Computer Corp.                            18,888                   233
* Micron Technology, Inc.                           5,985                   225
* Maxim Integrated Products, Inc.                   3,599                   166
  Computer Associates
     International, Inc.                            5,092                   158
  Linear Technology Corp.                           3,519                   145
* Xilinx, Inc.                                      3,632                   142
* Veritas Software Corp.                            4,423                   127
* Altera Corp.                                      4,336                   123
* JDS Uniphase Corp.                               14,285                   101
* Solectron Corp.                                   7,198                    98
* Siebel Systems, Inc.                              4,498                    97
* PeopleSoft, Inc.                                  2,761                    95
  Adobe Systems, Inc.                               2,622                    88
* VeriSign, Inc.                                    2,045                    84
* LSI Logic Corp.                                   3,995                    81
* Intuit, Inc.                                      2,066                    78
* Apple Computer, Inc.                              3,836                    71
* BEA Systems, Inc.                                 4,300                    69
* Amdocs Ltd.                                       1,776                    68
* Citrix Systems, Inc.                              2,041                    67
* Broadcom Corp.                                    1,980                    64
* Sanmina Corp.                                     3,460                    62
* Sabre Holdings Corp.                              1,474                    62
* CIENA Corp.                                       3,576                    61
* Brocade Communications
     Systems, Inc.                                  2,500                    60
* Cadence Design Systems, Inc.                      2,728                    60
  Applera Corp.-Applied
     Biosystems Group                               2,279                    57
* PMC Sierra Inc.                                   1,783                    55
* Tellabs, Inc.                                     4,041                    54
* RF Micro Devices, Inc.                            2,114                    54
* NVIDIA Corp.                                        600                    51
* Peregrine Systems, Inc.                           1,872                    49
* Compuware Corp.                                   3,985                    49
* Applied Micro Circuits Corp.                      3,246                    46
* Advanced Micro Devices, Inc.                      3,398                    46
* Network Appliance, Inc.                           3,510                    45
* Atmel Corp.                                       4,692                    45
* BMC Software, Inc.                                2,629                    42
* Juniper Networks, Inc.                            3,000                    42
* Jabil Circuit, Inc.                               1,734                    40
* Apogent Technologies Inc.                         1,640                    39
* SCI Systems, Inc.                                 1,600                    39

-------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
                                                   SHARES                 (000)
-------------------------------------------------------------------------------
* NCR Corp.                                 $       1,030        $           39
* ADC Telecommunications, Inc.                      8,716                    38
* Symantec Corp.                                      878                    38
* Integrated Device Technology Inc.                 1,200                    37
  Scientific-Atlanta, Inc.                          1,813                    37
* Conexant Systems, Inc.                            2,700                    32
* Synopsys, Inc.                                      695                    32
  Avnet, Inc.                                       1,318                    32
* Ceridian Corp.                                    1,595                    31
* Rational Software Corp.                           2,138                    31
  Symbol Technologies, Inc.                         2,268                    31
* Avaya Inc.                                        2,674                    30
* QLogic Corp.                                        999                    30
* Semtech Corp.                                       800                    30
* Openwave Systems Inc.                             1,783                    29
* TriQuint Semiconductor, Inc.                      1,345                    29
* Lattice Semiconductor Corp.                       1,200                    28
* Vitesse Semiconductor Corp.                       1,912                    28
* Arrow Electronics, Inc.                           1,029                    27
* CSG Systems International, Inc.                     570                    26
* Mercury Interactive Corp.                           900                    24
* Fairchild Semiconductor Corp.                     1,100                    24
* Network Associates, Inc.                          1,487                    24
* Palm, Inc.                                        6,273                    22
  Autodesk, Inc.                                      583                    22
* Advanced Fibre
     Communications, Inc.                             900                    22
* Macrovision Corp.                                   500                    22
* Micrel, Inc.                                        700                    22
* Sensormatic Electronics Corp.                       900                    21
* Gateway, Inc.                                     2,326                    21
* i2 Technologies, Inc.                             3,114                    21
* Parametric Technology Corp.                       2,770                    20
  Reynolds & Reynolds Class A                         803                    20
* Extreme Networks, Inc.                            1,200                    19
* Enterasys Networks, Inc.                          1,745                    18
* Vignette Corp.                                    2,500                    17
* Cree, Inc.                                          800                    17
* Novell, Inc.                                      3,643                    17
* McDATA Corp. Class A                              1,157                    17
* Alpha Industries, Inc.                              500                    16
* Storage Technology Corp.                          1,035                    15
* Sybase, Inc.                                      1,056                    15
* SanDisk Corp.                                       700                    14
* Emulex Corp.                                        900                    14
* 3Com Corp.                                        3,461                    14
* Quantum Corp.-DLT &
     Storage Systems                                1,616                    14
* Ascential Software Corp.                          3,000                    14
* Zebra Technologies Corp. Class A                    300                    14
* Finisar Corp.                                     1,400                    14
* Amkor Technology, Inc.                              800                    13
* CommScope, Inc.                                     568                    12
* Ingram Micro, Inc. Class A                          794                    12
* Electronics for Imaging, Inc.                       575                    12
* Acxiom Corp.                                        917                    12
  AVX Corp.                                           534                    11
* GlobeSpan, Inc.                                     700                    11
* Sycamore Networks, Inc.                           1,900                    11
* Wind River Systems Inc.                             700                    11
* Coherent, Inc.                                      300                    11
* RSA Security Inc.                                   550                    11
* Adaptec, Inc.                                     1,000                    10
* Liberate Technologies, Inc.                         700                    10
* Arbitron Inc.                                       339                    10
* Micromuse Inc.                                      800                     9
* Commerce One, Inc.                                2,900                     9
* National Instruments Corp.                          300                     9
* Black Box Corp.                                     200                     9
* Harmonic, Inc.                                      600                     9
* Kopin Corp.                                         700                     9
* Foundry Networks, Inc.                              800                     9
* Macromedia, Inc.                                    606                     8
* Keane, Inc.                                         496                     8
* Quest Software, Inc.                                400                     8
* Exar Corp.                                          400                     8
* American Management Systems, Inc.                   455                     8
* Tekelec                                             500                     8
* Legato Systems, Inc.                                914                     8
* DMC Stratex Networks, Inc.                          800                     8
* TranSwitch Corp.                                    900                     7
* RealNetworks, Inc.                                1,006                     7
* Silicon Storage Technology, Inc.                    800                     7
* J.D. Edwards & Co.                                  746                     6
* Internet Security Systems, Inc.                     400                     6
* Redback Networks Inc.                             1,500                     6
* TIBCO Software Inc.                                 700                     6
* Ariba, Inc.                                       2,400                     5
* Inktomi Corp.                                     1,346                     5
* Gartner, Inc. Class A                               520                     5
* Rambus Inc.                                         828                     5
* DSP Group Inc.                                      200                     5
* Echelon Corp.                                       300                     5
* Adtran, Inc.                                        200                     5
* Sapient Corp.                                       854                     5
* Remec, Inc.                                         400                     4
* Metromedia Fiber Network, Inc.                    4,734                     4
* Safeguard Scientifics, Inc.                       1,100                     4
* Akamai Technologies, Inc.                           800                     3
* Infonet Services Corp.                            1,100                     3
* Agile Software Corp.                                300                     3
* Digital Lightwave, Inc.                             200                     3
* MRV Communications Inc.                             700                     3
* Red Hat, Inc.                                       800                     3
* BroadVision, Inc.                                 2,120                     3

-------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
CALVERT SOCIAL INDEX FUND                          SHARES                 (000)
-------------------------------------------------------------------------------
* Aspect Communications Corp.               $         500        $            2
* Vitria Technology, Inc.                             800                     2
* Aether Systems, Inc.                                200                     2
* Entrust, Inc.                                       400                     2
* SONICblue Inc.                                      700                     2
* Ditech Communications Corp.                         200                     1
* Digex, Inc.                                         200                     1
* Inet Technologies, Inc.                             200                     1
* Netro Corp.                                         400                     1
* Clarent Corp.                                       200                     1
* Art Technology Group, Inc.                          600                     1
* Copper Mountain Networks, Inc.                      500                     1
* Silicon Graphics, Inc.                            1,700                     1
* SCM Microsystems, Inc.                              100                     1
* Mercator Software, Inc.                             300                     1
* Kana Software, Inc.                                 800                     1
* Pumatech, Inc.                                      400                     1
* Xcelera.com, Inc.                                   300                     1
* USinternetworking, Inc.                           1,100                     1
                                                                 --------------
                                                                 $       17,308
                                                                 --------------

UTILITIES (7.2%)
  SBC Communications Inc.                          52,591                 2,151
  BellSouth Corp.                                  29,133                 1,087
* Comcast Corp. Special Class A                    14,112                   517
  Qwest Communications
     International Inc.                            21,107                   454
  ALLTEL Corp.                                      4,622                   268
* AES Corp.                                         7,156                   237
* NEXTEL Communications, Inc.                      10,128                   122
* Cox Communications, Inc. Class A                  2,968                   118
  Telephone & Data Systems, Inc.                      874                    90
  Kinder Morgan, Inc.                               1,451                    81
  CenturyTel, Inc.                                  2,088                    73
  KeySpan Corp.                                     2,180                    70
* Adelphia Communiations
     Corp. Class A                                  2,067                    65
* Cablevision Systems-NY
     Group Class A                                  1,275                    59
* BroadWing Inc.                                    3,191                    57
  American Water Works Co., Inc.                    1,400                    48
* Citizens Communications Co.                       4,052                    43
  Puget Energy, Inc.                                1,314                    33
* Western Wireless Corp. Class A                      994                    31
  Questar Corp.                                     1,211                    27
  NICOR, Inc.                                         663                    26
* TeleCorp PCS, Inc.                                1,800                    24
  IDACORP, Inc.                                       551                    22
* Allegiance Telecom, Inc.                          1,544                    19
* Centennial Communications Corp.
     Class A                                        1,427                    17
* U.S. Cellular Corp.                                 300                    16
* NTL Inc.                                          2,063                    10
* McLeodUSA, Inc. Class A                           6,652                     8
* UnitedGlobalCom Inc. Class A                      1,000                     5
* XO Communications Inc. Class A                    3,858                     4
* RCN Corp.                                           803                     3
* Adelphia Business Solutions, Inc.                   300                     1
                                                                 --------------
                                                                 $        5,786
                                                                 --------------

OTHER (0.4%)
  Illinois Tool Works, Inc. 4,704 294
  Carlisle Co., Inc. 400 14
                                                                 --------------
                                                                 $          308
                                                                 --------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
     (COST $102,644)                                             $       80,123
--------------------------------------------------------------------------------
                                                     FACE
                                                   AMOUNT
                                                    (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (1.3%)
--------------------------------------------------------------------------------
Repurchase Agreement
Collateralized by U.S. Government
  Obligations in a Pooled Cash Account
  3.67%, 9/4/2001
     (Cost $1,014)                          $       1,014                 1,014
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.4%)
     (Cost $103,658)                                                     81,137
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.4%)
--------------------------------------------------------------------------------
Other Assets--Note B                                                        244
Liabilities                                                              (1,393)
                                                                 ---------------
                                                                         (1,149)
                                                                 ---------------
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                $       79,988
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.

--------------------------------------------------------------------------------
                                                                          AMOUNT
                                                                           (000)
--------------------------------------------------------------------------------
AT AUGUST 31, 2001, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                                  $      102,529
Undistributed Net Investment Income                                         327
Accumulated Net Realized Losses--Note C                                    (347)
Unrealized Depreciation--Note D                                         (22,521)
--------------------------------------------------------------------------------
NET ASSETS                                                       $       79,988
================================================================================

Investor Shares--Net Assets
Applicable to 10,572,699 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                      $       79,988
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-- INVESTOR SHARES                      $         7.57
================================================================================

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

--------------------------------------------------------------------------------
                                                      CALVERT SOCIAL INDEX FUND
                                                     YEAR ENDED AUGUST 31, 2001
                                                                          (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends                                                      $          607
  Interest                                                                   28
--------------------------------------------------------------------------------
     Total Income                                                           635
--------------------------------------------------------------------------------
EXPENSES
The Vanguard Group--Note B
  Management and Administrative                                              78
  Marketing and Distribution                                                 10
Custodian Fees                                                               42
Auditing Fees                                                                12
Shareholders' Reports                                                        26
--------------------------------------------------------------------------------
  Total Expenses                                                            168
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                       467
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                                               (288)
  Futures Contracts                                                         (39)
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                   (327)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) OF INVESTMENT SECURITIES                               (24,565)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                      $      (24,425)
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------
                                                      CALVERT SOCIAL INDEX FUND
                                               YEAR ENDED             MAY 8* TO
                                            AUG. 31, 2001         AUG. 31, 2000
                                                    (000)                 (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                     $         467        $           59
  Realized Net Gain (Loss)                           (327)                   46
  Change in Unrealized Appreciation
     (Depreciation)                               (24,565)                2,044
--------------------------------------------------------------------------------
     Net Increase (Decrease) in Net Assets
     Resulting from Operations                    (24,425)                2,149
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                              (199)                   --
  Realized Capital Gain                               (66)                   --
--------------------------------------------------------------------------------
     Total Distributions                             (265)                   --
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                                           79,311                38,499
  Issued in Lieu of Cash Distributions                221                    --
  Redeemed                                        (14,803)                 (699)
--------------------------------------------------------------------------------
     Net Increase (Decrease) from Capital
     Share Transactions                            64,729                37,800
--------------------------------------------------------------------------------
  Total Increase (Decrease)                        40,039                39,949
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                              39,949                    --
--------------------------------------------------------------------------------
  End of Period                             $      79,988        $       39,949
================================================================================

1Shares Issued (Redeemed)
  Issued                                            8,672                 3,651
  Issued in Lieu of Cash Distributions                 24                    --
  Redeemed                                         (1,709)                  (65)
--------------------------------------------------------------------------------
     Net Increase (Decrease) in Shares
     Outstanding                                    6,987                 3,586
================================================================================
*Commencement of operations.

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

--------------------------------------------------------------------------------
                                                      CALVERT SOCIAL INDEX FUND
                                                    YEAR ENDED         MAY 8* TO
FOR A SHARE OUTSTANDINGTHROUGHOUT EACH PERIOD    AUG. 31, 2001     AUG. 31, 2000
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period             $      11.14      $      10.00
--------------------------------------------------------------------------------
Investment Operations
  Net Investment Income                                    .04              .02
  Net Realized and Unrealized Gain (Loss)
     on Investments                                      (3.57)            1.12
--------------------------------------------------------------------------------
  Total from Investment Operations                       (3.53)            1.14
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                    (.03)              --
  Distributions from Realized Capital Gains               (.01)              --
--------------------------------------------------------------------------------
     Total Distributions                                  (.04)              --
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $        7.57     $      11.14
================================================================================

TOTAL RETURN**                                         -31.75%           11.07%
================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)           $          80     $         40
  Ratio of Total Expenses to
     Average Net Assets                                  0.25%           0.25%+
  Ratio of Net Investment Income to
     Average Net Assets                                  0.70%           0.98%+
  Portfolio Turnover Rate                                  10%               3%
--------------------------------------------------------------------------------
 *Subscription  period  for  the  fund was  May 8, 2000, to May 31, 2000, during
  which time all assets  were held  in   money market   instruments. Performance
  measurement begins May 31, 2000.
**Total returns do not reflect the $10 annual account maintenance fee applied on balances under $10,000.
+Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Calvert Social Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Institutional Shares. Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Institutional Shares are designed for investors who meet certain administrative and servicing criteria and invest a minimum of $10 million. The fund has not issued any Institutional Shares through August 31, 2001. A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. FUTURES CONTRACTS: The fund may use S&P 500 and Nasdaq 100 Index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

     5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

     6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2001, the fund had contributed capital of $16,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.02% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

C. During the year ended August 31, 2001, the fund purchased $72,441,000 of investment securities and sold $6,863,000 of investment securities other than temporary cash investments.

     At August 31, 2001, the fund had available realized losses of $327,000 to offset future net capital gains of $56,000 through August 31, 2009, and $271,000 through August 31, 2010.

D. At August 31, 2001, net unrealized depreciation of investment securities for financial reporting and federal income tax purposes was $22,521,000, consisting of unrealized gains of $3,777,000 on securities that had risen in value since their purchase and $26,298,000 in unrealized losses on securities that had fallen in value since their purchase.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of Vanguard Calvert Social Index Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Calvert Social Index Fund (the "Fund") at August 31, 2001, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period May 8, 2000 (commencement of operations) through August 31, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

September 28, 2001



--------------------------------------------------------------------------------
SPECIAL 2001 TAX INFORMATION
 (UNAUDITED) FOR VANGUARD CALVERT SOCIAL INDEX FUND

This information for the fiscal year ended August 31, 2001, is included pursuant to provisions of the Internal Revenue Code.

     The fund distributed $7,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year, all of which is designated as a 20% rate gain distribution.

     For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

ADVANTAGES OF VANGUARD.COM                              [PICTURE OF A COMPUTER]

Why wait for the mail? You can get fund reports like this one sooner--and reduce the amount of mail you receive from us. Simply choose to view your fund reports online.
     Consider the  benefits of using
VANGUARD.COM.  On our website,  you can:
*    Choose to receive all fund reports, as well as prospectuses, online.
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     prospectus is available.

     When you receive fund reports and prospectuses online, you lower Vanguard's printing and postage costs--and that helps to reduce the expense ratios of your funds. You will continue to receive confirmations of purchases, redemptions, and other account activity by mail.

HOW TO NOTIFY US ABOUT YOUR MAILING  PREFERENCES

You can easily tell us to stop mailing your fund reports and prospectuses. Just log on to Vanguard.com (or follow the easy steps to register for secure, online access to your accounts) and update your Web profile. Registered users can also view their account values; download records of recent transactions; research and track the performance of individual securities and funds; buy, exchange, and sell fund shares; and much more.

     If you invest directly with us, you can also elect to receive all of your account statements online or to continue the mailing of only your year-end statements, which detail every transaction you make during the year. However, if you invest with us through an employer-sponsored retirement plan or a financial intermediary, some of these options may not be available to you.

     All Vanguard shareholders can choose to receive our electronic newsletters:
ECONOMIC WEEK IN REVIEW, a recap of each week's key economic reports and market activity; and WHAT'S NEW AT VANGUARD, a monthly update on our mutual funds, services, and online resources.

YOUR ONLINE INFORMATION IS SECURE

Vanguard.com uses some of the most secure forms of online communication available, including data encryption and Secure Sockets Layer (SSL) protocol. These technologies provide a high level of security and privacy when you access your account information, initiate online transactions, or send us messages.

VANGUARD(R) FAMILY OF FUNDS

STOCK FUNDS
500 Index Fund
Calvert Social Index(TM) Fund
Capital Opportunity Fund
Convertible Securities Fund
Developed Markets Index Fund
Emerging Markets Stock Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund
Global Equity Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund
Health Care Fund
Institutional Developed Markets Index Fund
Institutional Index Fund
Institutional Total Stock Market Index Fund
International Growth Fund
International Value Fund
Mid-Cap Index Fund
Morgan(TM) Growth Fund
Pacific Stock Index Fund
Precious Metals Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund
Small-Cap Index Fund
Small-Cap Value Index Fund
Strategic Equity Fund
Tax-Managed Capital Appreciation Fund
Tax-Managed Growth and Income Fund
Tax-Managed International Fund
Tax-Managed Small-Cap Fund
Total International Stock Index Fund
Total Stock Market Index Fund
U.S. Growth Fund
U.S. Value Fund
Utilities Income Fund
Value Index Fund
Windsor(TM) Fund
Windsor(TM) II Fund


BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
LifeStrategy(R) Conservative Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate Growth Fund
STAR(TM) Fund
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund


BOND FUNDS
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds
 (California, Florida,
 Massachusetts, New Jersey,
 New York, Ohio, Pennsylvania)
Total Bond Market Index Fund


MONEY MARKET FUNDS
Admiral(TM) Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund
State Tax-Exempt Money Market
 Funds (California, New Jersey,
 New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund


VARIABLE ANNUITY PLAN
Balanced Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High-Grade Bond Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio

For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/ directors; and electing Vanguard officers. The list below provides a brief description of each trustee's professional affiliations. The year in which the trustee joined the Vanguard board is noted in parentheses.
--------------------------------------------------------------------------------
TRUSTEES

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

CHARLES D. ELLIS (2001) Senior Adviser to Greenwich Associates; Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, BKF Capital, The Jeffrey Co., and NeuVis, Inc.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of Goodrich Corp.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc.

J. LAWRENCE WILSON (1985) Retired Chairman and Chief Executive Officer of Rohm and Haas Co.; Director of AmeriSource Health Corporation, Cummins Inc., and The Mead Corp.; Trustee of Vanderbilt University.
--------------------------------------------------------------------------------
OTHER FUND OFFICERS

R. GREGORY BARTON, Secretary; Managing Director-Legal and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.
--------------------------------------------------------------------------------
VANGUARD MANAGING DIRECTORS

JAMES H. GATELY, Direct Investor Services.
KATHLEEN C. GUBANICH, Human Resources.
IAN A. MACKINNON, Fixed Income Group.
F. WILLIAM MCNABB, III, Institutional Investor Group.
MICHAEL S. MILLER, Planning and Development.
RALPH K. PACKARD, Chief Financial Officer.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
                                 JOHN C. BOGLE
               Founder; Chairman and Chief Executive, 1974-1996.

[SHIP GRAPHIC]
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Valley Forge, PA 19482-2600

ABOUT OUR COVER

Our cover photograph was taken by Michael Kahn in September 2000 aboard HMS Rose in New York's Long Island Sound. Mr. Kahn is a renowned photographer--and accomplished sailor--whose work often focuses on seascapes and nautical images. The photograph is copyrighted by Mr. Kahn.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

Standard & Poor's(R), S&P(R), S&P 500(R), Standard & Poor's 500, 500, S&P MidCap 400, and S&P SmallCap 600 are trademarks of The McGraw-Hill Companies, Inc. All
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respective owners.


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This report is intended for the fund's  shareholders.  It may not be distributed
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fund prospectus.


(C)2001 THE VANGUARD GROUP, INC.
ALL RIGHTS RESERVED.
VANGUARD MARKETING
CORPORATION, DISTRIBUTOR.


Q2130 102001